Exhibit 10.8

ABL/TERM INTERCREDITOR AGREEMENT

Dated as of April 1, 2014,

among

GYP HOLDINGS III CORP.,

as Borrower,

GYP HOLDINGS II CORP.,

as Holdings,

the other Grantors party hereto,

WELLS FARGO BANK, N.A.,
as Representative for the ABL Secured Parties,

CREDIT SUISSE AG,
as Representative for the Initial First Lien Term Secured Parties,

CREDIT SUISSE AG,
as Representative for the Initial Second Lien Term Secured Parties,

and

each additional Representative from time to time party hereto

TABLE OF CONTENTS

PAGE

ARTICLE 1
DEFINITIONS

Section 1.01 . Certain Defined Terms	1
Section 1.02 . Terms Generally	16

ARTICLE 2
PRIORITIES AND AGREEMENTS WITH RESPECT TO COLLATERAL

Section 2.01 . Subordination	17
Section 2.02 . Nature of Senior Lender Claims	18
Section 2.03 . Prohibition on Contesting Liens	18
Section 2.04 . No New Liens	18
Section 2.05 . Perfection of Liens	19

ARTICLE 3
ENFORCEMENT

Section 3.01 . Exercise of Remedies	19
Section 3.02 . Cooperation	22
Section 3.03 . Actions Upon Breach	22
Section 3.04 . Tracing of Priorities in Proceeds	22
Section 3.05 . Purchase Right	23

ARTICLE 4
PAYMENTS

Section 4.01 . Application of Proceeds of Senior Priority Collateral	25
Section 4.02 . Payments Over	25

ARTICLE 5
OTHER AGREEMENTS

Section 5.01 . Releases	26
Section 5.02 . Insurance and Condemnation Awards	28
Section 5.03 . Amendments to Second Priority Collateral Documents	28
Section 5.04 . Rights as Unsecured Creditors	30
Section 5.05 . Gratuitous Bailee for Perfection	31
Section 5.06 . When Discharge of Senior Priority Obligations Deemed To Not Have Occurred	33
Section 5.07 . Cooperation with Respect to ABL Collateral	34

ii

SCHEDULE I	—	Grantors
ANNEX I	—	Form of Grantor Supplement
ANNEX II	—	Form of Representative Supplement

iii

ABL/TERM INTERCREDITOR AGREEMENT dated as of April 1, 2014 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), among GYP HOLDINGS III CORP., a Delaware corporation (the “Borrower”), GYP HOLDINGS II CORP., a Delaware corporation (“Holdings”), the other Grantors (as defined below) party hereto, CREDIT SUISSE AG (“CS”), as Representative for the Initial First Lien Term Secured Parties (in such capacity, the “Initial First Lien Term Agent”), CS, as Representative for the Initial Second Lien Term Secured Parties (in such capacity, the “Initial Second Lien Term Agent”), WELLS FARGO BANK, N.A., as Representative for the ABL Secured Parties (in such capacity, the “ABL Agent”) and each additional Representative that from time to time becomes a party hereto pursuant to Section 8.09 hereof.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Initial First Lien Term Agent (for itself and on behalf of the Initial First Lien Term Secured Parties), the Initial Second Lien Term Agent (for itself and on behalf of the Initial Second Lien Term Secured Parties), the ABL Agent (for itself and on behalf of the ABL Secured Parties) and each additional Representative (for itself and on behalf of the Additional Term Secured Parties under the applicable Additional Term Debt Facility) agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.01.  Certain Defined Terms.  Capitalized terms used but not otherwise defined herein have the meanings specified in the New York UCC.  As used in this Agreement, the following terms have the meanings specified below:

“ABL Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor thereto, including any administrative agent, collateral agent, security agent or similar agent under any successor ABL Credit Agreement.

“ABL Bank Product Obligations” means the ABL Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements.

“ABL Collateral Documents” means the ABL Security Agreement and the other Collateral Documents (as defined in the ABL Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted or purported to be granted securing any ABL Obligations or under which rights or remedies with respect to such Liens are governed, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing.

“ABL Credit Agreement” means (a) that certain ABL Credit Agreement, dated as of the date hereof, by and among Holdings, the Borrower, the other borrowers party thereto, the lenders from time to time party thereto, the ABL Agent and the other parties thereto and (b) any credit agreement or similar agreement governing any Permitted Refinancing of ABL Obligations so designated by a written notice given jointly by the Borrower and the ABL Agent thereunder to each of the other Representatives under this Agreement (provided, that (i) such Permitted Refinancing is permitted to be incurred and, if applicable, secured and guaranteed, by each ABL Debt Document and Term Debt Document and (ii) the conditions set forth in Section 8.09(b) hereof shall have been satisfied with respect to such indebtedness and the Representative for the holders of such indebtedness shall have become party to this Agreement pursuant to Section 8.09(a) hereof), in each case as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“ABL Debt Documents” means the ABL Credit Agreement, the ABL Collateral Documents, the Secured Cash Management Agreements, the Secured Hedge Agreements and the other “Loan Documents” as defined in the ABL Credit Agreement and each of the other agreements, documents and instruments providing for or evidencing any ABL Obligations, and any other agreements, document or instrument executed or delivered at any time in connection with any ABL Obligations, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing.

“ABL Liens” means the Liens on the Collateral in favor of the ABL Secured Parties under the ABL Collateral Documents.

“ABL Obligations” means all obligations (including guaranty obligations) of every nature of each Grantor from time to time owed to the ABL Secured Parties or any of them, under any ABL Debt Document (including any ABL Debt Document in respect of a Permitted Refinancing of any ABL Obligations), whether for principal, premium, interest, reimbursement of amounts drawn under (and obligations to cash collateralize) letters of credit and bank guaranties, fees, expenses, indemnification, reimbursement or otherwise (including interest, fees, costs, expenses and indemnification and reimbursement obligations which, but for the filing of a petition in bankruptcy with respect to Holdings, the Borrower or any of their Subsidiaries, would have accrued on and been payable with respect to any ABL Obligation, whether or not a claim is allowed against such Person for such interest, fees, costs, expenses, indemnification and reimbursement obligations in the related bankruptcy proceeding).

“ABL Priority Collateral” means all Collateral consisting of the following:

(1)           all Accounts;

(2)           all Inventory;

(3)           all Deposit Accounts (other than any Term Cash Collateral Accounts);

(4)           all cash and cash equivalents (except to the extent constituting identifiable Proceeds of Term Priority Collateral, including, without limitation, such identifiable Proceeds which are held in a Term Cash Collateral Account);

(5)           tax refunds and related tax payments, and obligations owed by the Subsidiaries to the Borrower or to any other Subsidiary,

(6)           all Chattel Paper;

(7)           to the extent relating to, arising from, evidencing or governing any of the items referred to in the preceding clauses (1), (2), (3), (4) and (5), all Documents, Instruments, General Intangibles and Securities Accounts related thereto;

(8)           all books and records relating to the foregoing (including without limitation all books, databases, customer lists and records, whether tangible or electronic which contain any information relating to any of the foregoing); and

(9)           all Proceeds of, and Supporting Obligations, including, without limitation, Letter of Credit Rights, with respect to, any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding the foregoing, the ABL Priority Collateral shall not include: (a) any Term Cash Collateral Accounts and any cash, cash equivalents, financial assets, negotiable instruments and other evidence of payment, and other funds on deposit therein or credited thereto, in each case constituting identifiable Proceeds of Term Priority Collateral, (b) any assets described in clauses (7) and (8) above to the extent relating solely to Term Priority Collateral and (c) Proceeds of Term Priority Collateral required to be applied to the mandatory prepayment of Term Obligations pursuant to the Term Debt Documents or to be deposited into a Term Cash Collateral Account.

“ABL Priority Collateral Processing and Sale Period” has the meaning assigned to such term in Section 5.07(c)(i)(A) hereof.

“ABL Priority DIP Financing” has the meaning assigned to such term in Section 6.01(a) hereof.

“ABL Priority Enforcement Action” has the meaning assigned to such term in Section 5.07(c)(i)(A) hereof.

“ABL Secured Parties” means the “Secured Parties” as defined in the ABL Credit Agreement.

“ABL Security Agreement” means the “Security Agreement” as defined in the ABL Credit Agreement.

“Additional Term Collateral Accounts” means each “Cash Collateral Account” as defined in any Additional Term Debt Document (as in effect from time to time) maintained for the benefit of any Additional Term Secured Party.

“Additional Term Collateral Documents” means, with respect to any series, issue or class of Additional Term Debt, each of the collateral agreements, security agreements and other instruments and documents executed and delivered by the Borrower or any other Grantor for purposes of providing collateral security for any Additional Term Obligations (including any Permitted Refinancing of any Additional Term Obligations).

“Additional Term Debt Facility” means each credit facility, indenture or other governing agreement (other than an Initial Term Credit Agreement) with respect to any Additional Term Debt.

“Additional Term Debt” means (a) any Incremental First Lien Term Loans (as defined in the First Lien Credit Agreement), (b) any Permitted Other First Lien Indebtedness (as defined in the First Lien Credit Agreement) which is secured by Liens on the Collateral, (c) any Incremental Second Lien Term Loans (as defined in the Second Lien Credit Agreement), (d) any Permitted Other Second Lien Indebtedness (as defined in the Second Lien Credit Agreement) which is secured by Liens on the Collateral, (e) any Indebtedness incurred pursuant to Section 7.03(t) of the ABL Credit Agreement (or any comparable basket based on incurrence conditions) which is secured by Liens on Collateral permitted by Section 7.01(ee) (or any comparable basket of the ABL Credit Agreement) and (f) any Permitted Refinancing of any other Term Debt Facility, which (in each case) shall include any Registered Equivalent Notes issued in exchange therefor and any guaranties thereof by the Grantors; provided, however, that in each case (i) such indebtedness is permitted to be incurred and, if applicable, secured and guaranteed, by each ABL Debt Document and Term Debt Document and (ii) the conditions set forth in Section 8.09(a) hereof shall have been satisfied with respect to such indebtedness and, unless the Representative for the holders of such indebtedness is already a Representative party to this Agreement, the Representative for the holders of such indebtedness shall have become party to this Agreement pursuant to Section 8.09(a) hereof.  Additional Term Debt shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor.

“Additional Term Debt Documents” means, with respect to any series, issue or class of Additional Term Debt, (a) the Additional Term Debt Facility, (b)

the Additional Term Collateral Documents and (c) the other operative agreements evidencing or governing such indebtedness.

“Additional Term Obligations” means, with respect to any series, issue or class of Additional Term Debt, all amounts owing pursuant to the terms of such Additional Term Debt, including, without limitation, the obligation (including guarantee obligations) to pay principal, premium, interest (including interest and fees, which accrue after the commencement of any Bankruptcy Case or which would accrue but for the operation of Debtor Relief Laws, whether or not allowed or allowable as a claim in any such proceeding under such Bankruptcy Case), letter of credit commissions, reimbursement obligations, charges, expenses, fees, attorneys costs, indemnities and other amounts payable by a Grantor under any Additional Term Debt Document.

“Additional Term Secured Parties” means, with respect to any series, issue or class of Additional Term Debt, the holders of such indebtedness, the Representative with respect thereto, any trustee or agent therefor under any related Additional Term Debt Documents and the beneficiaries of each indemnification obligation undertaken by any Borrower or any guarantor or grantor under any related Additional Term Debt Documents.

“Adequate Protection Liens” means any Liens granted in any Insolvency or Liquidation Proceeding to any Secured Party as adequate protection of the Secured Obligations held by such Secured Party.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bankruptcy Case” means a case under the Bankruptcy Code or any other Debtor Relief Law.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Business Days” has the meaning assigned to such term in the ABL Credit Agreement.

“CFC Holdco” means a Subsidiary (a) that has no material assets other than the equity of one or more Foreign Subsidiaries or (b) that is treated as a disregarded entity for U.S. federal income tax purposes that holds equity of one or more Foreign Subsidiaries.

“Collateral” means all property upon which a Lien has been granted or purported to be granted pursuant to any Collateral Document.

“Collateral Documents” means the ABL Collateral Documents and the Term Collateral Documents.

“CS” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Debt Facility” means the ABL Credit Agreement and each of the Term Debt Facilities.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Designated Second Priority Representative” means (a) with respect to ABL Priority Collateral, the Designated Term Representative and (b) with respect to Term Priority Collateral, the ABL Agent.

“Designated Senior Priority Representative” means (a) with respect to ABL Priority Collateral, the ABL Agent and (b) with respect to Term Priority Collateral, the Designated Term Representative.

“Designated Term Representative” means the “Designated Senior Priority Representative” (as defined in the First Lien/Second Lien Intercreditor Agreement) which, as of the date hereof, is CS; provided that (x) following the “Discharge of Senior Priority Obligations” (as defined in the First Lien/Second Lien Intercreditor Agreement) and the delivery of written notice thereof by the “Designated Second Priority Representative” (as defined in the First Lien/Second Lien Intercreditor Agreement) to each Representative, the Designated Term Representative shall be the “Designated Second Priority Representative” (as defined in the First Lien/Second Lien Intercreditor Agreement) whose name and contact information shall be set forth in such written notice and (y) following the occurrence of the “Second Priority Enforcement Date” (as defined in the First Lien/Second Lien Credit Agreement) and the delivery of written notice thereof by the “Designated Second Priority Representative” (as defined in the First Lien/Second Lien Intercreditor Agreement) to each Representative, the Designated Term Representative shall be the “Designated Second Priority Representative (as defined in the First Lien/Second Lien Intercreditor Agreement) whose name and contact information shall be sent forth in such written notice.  Each Representative may conclusively rely upon any such written notice delivered to it.

“DIP Financing” means an ABL Priority DIP Financing or a Term Priority DIP Financing.

“Discharge of ABL Obligations” means (a) the payment in full in cash of all ABL Obligations (other than the obligations described in clauses (b), (c) and (d)

below), (b) the delivery to ABL Agent of cash collateral (or, at its option, its designee) or at ABL Agent’s option, the delivery to ABL Agent (or at its option, its designee) of a letter of credit payable to ABL Agent in form and substance reasonably satisfactory to ABL Agent, in either case in respect of letters of credit, banker’s acceptances or similar or related instruments issued under the ABL Debt Documents (in such amount as required by the ABL Documents), (c) either (A) the delivery of cash collateral in respect of ABL Bank Product Obligations owing to any ABL Secured Party in such amount as required by the ABL Documents or (B) the termination and unwinding of the applicable Secured Hedge Agreement or Secured Cash Management Agreement and the payment in full in cash of the ABL Bank Product Obligations due and payable in connection with such termination and unwinding or the execution and implementation of alternative arrangements reasonably satisfactory to the applicable ABL Secured Party, (d) the delivery of cash collateral to the ABL Agent, or at ABL Agent’s option, the delivery to ABL Agent of a letter of credit payable to ABL Agent issued by a bank reasonably acceptable to ABL Agent in form and substance reasonably satisfactory to ABL Agent, in respect of continuing obligations of ABL Secured Parties under control agreements and other contingent ABL Obligations for which a claim or demand for payment has been made at such time and (e) the termination of all commitments to extend credit under the ABL Documents; provided that the Discharge of ABL Obligations shall not be deemed to have occurred if such payments are made in connection with the incurrence of other ABL Obligations that constitute a Permitted Refinancing of such ABL Obligations.

“Discharge of Senior Priority Obligations” means (a) with respect to the ABL Priority Collateral, the Discharge of ABL Obligations and (b) with respect to the Term Priority Collateral, the Discharge of Term Obligations.

“Discharge of Term Obligations” means (a) the payment in full in cash of all Term Obligations other than Term Secured Hedge Obligations and (b) either (A) the delivery of cash collateral in respect of Term Secured Hedge Obligations owing to any Term Secured Party in such amount as required by the Term Debt Documents or (B) the termination and unwinding of the applicable Term Secured Hedge Agreement and the payment in full in cash of the Term Secured Hedge Obligations due and payable in connection with such termination and unwinding or the execution and implementation of alternative arrangements reasonably satisfactory to the applicable Term Secured Party; provided that the Discharge of Term Obligations shall not be deemed to have occurred if such payments are made in connection with the incurrence of other Term Obligations that constitute a Permitted Refinancing of such Term Obligations.

“Domestic Subsidiary” means any Subsidiary of Holdings (other than any CFC Holdco) that is organized under the laws of the United States, any state thereof or the District of Columbia.

“First Lien Credit Agreement” means that certain First Lien Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, in accordance with the terms thereof), among the Borrower, Holdings, the lenders from time to time party thereto, CS, as administrative agent and collateral agent, and the other parties thereto, including any replacement thereof entered into in connection with one or more Permitted Refinancings thereof (provided, that, (a) such Permitted Refinancing is permitted to be incurred and, if applicable, secured and guaranteed, by the ABL Debt Documents and Term Debt Documents and (b) the conditions set forth in Section 8.09(a) shall have been satisfied with respect to the indebtedness to be incurred pursuant to such Permitted Refinancing and the Representative for the holders of such indebtedness shall have become party to this Agreement pursuant to Section 8.09(a) hereof).

“First Lien Term Cash Collateral Accounts” means each “Cash Collateral Account” as defined in the First Lien Credit Agreement (as in effect on the date hereof) maintained for the benefit of the Initial First Lien Term Secured Parties.

“First Lien Term Collateral Documents” means the “Collateral Documents” as defined in the First Lien Credit Agreement.

“First Lien Term Security Agreements” means the “Security Agreement” as defined in the First Lien Credit Agreement.

“First Lien/Second Lien Intercreditor Agreement” means that certain First Lien/Second Lien Intercreditor Agreement, dated as of the date hereof (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with the terms thereof), among Holdings, the Borrower, CS as Senior Priority Representative for the First Lien Credit Agreement Secured Parties and CS as Second Priority Representative for the Second Lien Credit Agreement Secured Parties.

“Foreign Subsidiary” means any Subsidiary of the Borrower which is not a Domestic Subsidiary.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantor Supplement” means a supplement to this Agreement in substantially the form of Annex I hereto.

“Grantors” means the Borrower, Holdings and each of their respective Subsidiaries which has granted (or purported to grant) a security interest pursuant to any Collateral Document to secure any Secured Obligations.

“Holdings” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Initial First Lien Term Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor thereto.

“Initial First Lien Term Debt Documents” means (a) the First Lien Credit Agreement, (b) the First Lien Term Collateral Documents and (c) the other “Loan Documents” as defined in the First Lien Credit Agreement.

“Initial First Lien Term Obligations” means the “Obligations” as defined in the First Lien Credit Agreement.

“Initial First Lien Term Secured Parties” means the “Secured Parties” as defined in the First Lien Credit Agreement.

“Initial Second Lien Term Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor thereto.

“Initial Second Lien Term Secured Parties” means the “Secured Parties” as defined in the Second Lien Credit Agreement.

“Initial Second Lien Term Debt Documents” means (a) the Second Lien Credit Agreement, (b) the Second Lien Term Collateral Documents (c) and the other “Loan Documents” as defined in the Second Lien Credit Agreement.

“Initial Second Lien Term Obligations” means the “Obligations” as defined in the Second Lien Credit Agreement.

“Initial Term Agents” means (a) the Initial First Lien Term Agent and (b) the Initial Second Lien Term Agent.

“Initial Term Collateral Documents” means (a) the First Lien Term Collateral Documents and (b) the Second Lien Term Collateral Documents.

“Initial Term Credit Agreements” means (a) the First Lien Credit Agreement and (b) the Second Lien Credit Agreement.

“Initial Term Debt Documents” means (a) the Initial First Lien Term Debt Documents and (b) the Initial Second Lien Term Debt Documents.

“Initial Term Security Agreements” means (a) the First Lien Term Security Agreements and (b) the Second Lien Term Security Agreements.

“Insolvency or Liquidation Proceeding” means:

(a)        any case commenced by or against the Borrower or any other Grantor under any Debtor Relief Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b)        any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c)        any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intellectual Property Collateral” has the meaning assigned to such term in the Initial Term Security Agreements as in effect on the date hereof.

“Joinder Agreement” means a supplement to this Agreement in substantially the form of Annex II hereto.

“Lien” means any mortgage, lease, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any capitalized lease having substantially the same economic effect as any of the foregoing).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Officer’s Certificate” has the meaning assigned to such term in Section 8.08 hereof.

“Permitted Refinancing” shall mean, as to any indebtedness, the Refinancing of such indebtedness with other indebtedness (“Refinancing Indebtedness”); provided that the following conditions are satisfied with respect to such Refinancing Indebtedness:

(a)           the weighted average life to maturity of such Refinancing Indebtedness shall be greater than or equal to the weighted average life to maturity of the indebtedness being Refinanced, and the final maturity date in respect of such Refinancing Indebtedness shall be later than or equal to the final maturity date of the indebtedness being Refinanced;

(b)           the principal amount or commitment amount of such Refinancing Indebtedness shall be less than or equal to the principal amount (except to the extent such amount is exceeded by an amount equal to the accrued and unpaid interest, unpaid premium thereon and reasonable fees (including upfront fees, original issue discount, and underwriter discount) and expenses incurred) and the commitment amount then outstanding of the indebtedness being Refinanced, except to the extent an increase in the principal amount or commitment amount thereof is permitted at such time pursuant to the ABL Debt Documents and the Term Debt Documents which then remain in effect;

(c)           the terms applicable to such Refinancing Indebtedness and, if applicable, the related guarantees of such Refinancing Indebtedness, shall not violate the applicable requirements contained in any ABL Debt Documents or Term Debt Documents which remain outstanding after giving effect to such Permitted Refinancing; and

(d)           each Representative at the time shall have received: (i) a Joinder Agreement duly executed and delivered by the Representative for such Refinancing Indebtedness substantially in the form of Annex II hereto (with such changes as may be reasonably approved by such Representative and each other Representative) pursuant to which it becomes a Representative hereunder, and the Secured Parties in respect of such Refinancing Indebtedness become subject hereto and bound hereby as Secured Parties; (ii) an Officer’s Certificate identifying the obligations constituting such Refinancing Indebtedness and the initial aggregate principal amount or face amount thereof, certifying that such obligations are permitted to be incurred and secured under each of the then extant ABL Debt Documents and Term Debt Documents and designating such obligations as “ABL Obligations” or “Term Obligations”, as applicable; and (iii) if requested, true and complete copies of each of the ABL Debt Documents or Term Debt Documents, as the case may be, relating to such Refinancing Indebtedness, certified as being true and correct by a Responsible Officer of the Borrower, which in any event shall provide that each Secured Party with respect to such Refinancing Indebtedness will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Refinancing Indebtedness.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a) hereof.

“Proceeds” means the proceeds of any sale, collection or other liquidation of Collateral and any payment or distribution made in respect of Collateral in a Bankruptcy Case and any amounts received by any Senior Priority Representative or any Senior Priority Secured Party from a Second Priority Representative or any Second Priority Secured Party in respect of Collateral pursuant to this Agreement.

“Purchase Event” has the meaning assigned to such term in Section 3.05 hereof.

“Purchasing Term Loan Secured Parties” has the meaning assigned to such term in Section 3.05(a) hereof.

“Recovery” has the meaning assigned to such term in Section 6.04 hereof.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter into alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers, guarantors, and/or grantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement.  “Refinanced” and “Refinancing” have correlative meanings.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees) issued in a dollar for dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Representatives” means the ABL Agent and the Term Representatives.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer or assistant treasurer of a Grantor and, as to any document delivered on the date hereof, any vice president, secretary or assistant secretary. Any document delivered pursuant to this Agreement that is signed by a Responsible Officer of a Grantor shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Grantor and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Grantor.

“SEC” means the United States Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Lien Credit Agreement” means that certain Second Lien Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, in accordance with the terms thereof), among Holdings, the Borrower, the lenders from time to time party thereto, CS, as administrative agent and collateral agent, and the other parties thereto, including any replacement thereof entered into in connection with one or more Permitted Refinancings thereof (provided, that, (a) such Permitted Refinancing is permitted to be incurred and, if applicable, secured and guaranteed, by the ABL Debt Documents and Term Debt Documents and (b) the conditions set forth in Section 8.09(a) shall have been satisfied with respect to the indebtedness to be incurred pursuant to such Permitted Refinancing and the Representative for the holders of such indebtedness shall have become party to this Agreement pursuant to Section 8.09(a) hereof).

“Second Lien Term Cash Collateral Accounts” means each “Cash Collateral Account” as defined in the Second Lien Credit Agreement (as in effect on the date hereof) maintained for the benefit of the Second Lien Term Secured Parties.

“Second Lien Term Collateral Documents” means the “Collateral Documents” as defined in the Second Lien Credit Agreement.

“Second Lien Term Security Agreements” means the “Security Agreement” as defined in the Second Lien Credit Agreement.

“Second Priority Collateral” means (a) with respect to the ABL Secured Parties, the Term Priority Collateral and (b) with respect to the Term Secured Parties, the ABL Priority Collateral.

“Second Priority Collateral Documents” means (a) with respect to ABL Priority Collateral, the Term Collateral Documents and (b) with respect to Term Priority Collateral, the ABL Collateral Documents.

“Second Priority Debt Documents” means (a) with respect to ABL Priority Collateral, the Term Debt Documents and (b) with respect to Term Priority Collateral, the ABL Debt Documents.

“Second Priority Facilities” means (a) with respect to ABL Priority Collateral, the Term Debt Facilities and (b) with respect to Term Priority Collateral, the ABL Credit Agreement.

“Second Priority Liens” means (a) with respect to ABL Priority Collateral, the Term Liens and (b) with respect to Term Priority Collateral, the ABL Liens.

“Second Priority Obligations” means (a) with respect to ABL Priority Collateral, the Term Obligations and (b) with respect to Term Priority Collateral, the ABL Obligations.

“Second Priority Secured Parties” means (a) with respect to ABL Priority Collateral, the Term Secured Parties and (b) with respect to Term Priority Collateral, the ABL Secured Parties.

“Second Priority Representative” means (a) with respect to ABL Priority Collateral, the Term Representatives and (b) with respect to Term Priority Collateral, the ABL Agent.

“Secured Cash Management Agreement” has the meaning assigned to such term in the ABL Credit Agreement.

“Secured Hedge Agreement” has the meaning assigned to such term in the ABL Credit Agreement.

“Secured Obligations” means the ABL Obligations and the Term Obligations.

“Secured Parties” means the ABL Secured Parties and the Term Secured Parties.

“Senior Priority Collateral” means (a) with respect to the ABL Secured Parties, the ABL Priority Collateral and (b) with respect to the Term Secured Parties, the Term Priority Collateral.

“Senior Priority Collateral Documents” means (a) with respect to ABL Priority Collateral, the ABL Collateral Documents and (b) with respect to Term Priority Collateral, the Term Collateral Documents.

“Senior Priority Debt Documents” means (a) with respect to ABL Priority Collateral, the ABL Debt Documents and (b) with respect to Term Priority Collateral, the Term Debt Documents.

“Senior Priority Facilities” means (a) with respect to ABL Priority Collateral, the ABL Credit Agreement and (b) with respect to Term Priority Collateral, the Term Debt Facilities.

“Senior Priority Liens” means (a) with respect to ABL Priority Collateral, the ABL Liens and (b) with respect to Term Priority Collateral, the Term Liens.

“Senior Priority Obligations” means (a) with respect to ABL Priority Collateral, the ABL Obligations and (b) with respect to Term Priority Collateral, the Term Obligations.

“Senior Priority Representative” means (a) with respect to ABL Priority Collateral, the ABL Agent and (b) with respect to Term Priority Collateral, the Term Representatives.

“Senior Priority Secured Parties” means (a) with respect to ABL Priority Collateral, the ABL Secured Parties and (b) with respect to Term Priority Collateral, the Term Secured Parties.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Term Cash Collateral Accounts” means (a) the First Lien Term Cash Collateral Accounts, (b) the Second Lien Term Cash Collateral Account and (c) the Additional Term Collateral Accounts.

“Term Collateral Documents” means (a) the Initial Term Collateral Documents, (b) the Term Intercreditor Agreement and (c) the Additional Term Collateral Documents.

“Term Debt Facilities” means, the Initial Term Credit Agreements and any Additional Term Debt Facility.

“Term Debt Documents” means (a) the Initial Term Debt Documents, (b) any Additional Term Debt Documents and (c) each of the other agreements, documents and instruments providing for or evidencing any Term Obligations, and any other agreements, document or instrument executed or delivered at any time in connection with any Term Obligations, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing.

“Term Intercreditor Agreement” means (a) the First Lien/Second Lien Intercreditor Agreement and (b) each other intercreditor agreement or other arrangement, if any, entered into among two or more Term Representatives.

“Term Liens” means the Liens on the Collateral in favor of the Term Secured Parties under the Term Collateral Documents.

“Term Loan Purchase Event” has the meaning assigned to such term in Section 3.05(a) hereof.

“Term Obligations” means all obligations (including guaranty obligations) of every nature of each Grantor, from time to time owed to the Term Secured Parties or any of them, under any Term Debt Document (including any Term Debt Document in respect of a Permitted Refinancing of any other Term Obligations), whether for principal, premium, interest, reimbursement of amounts drawn under (and obligations to cash collateralize) letters of credit and bank guaranties, fees, expenses, indemnification, reimbursement or otherwise (including interest, fees, costs, expenses, indemnification and reimbursement obligations which, but for the filing of a petition in bankruptcy with respect to

Holdings, the Borrower or any of their Subsidiaries, would have accrued on and been payable with respect to any Term Obligation, whether or not a claim is allowed against such Person for such interest, fees, costs, expenses and indemnification and reimbursement obligations in the related bankruptcy proceeding).

“Term Priority Collateral” means all Collateral that is not ABL Priority Collateral.

“Term Priority Collateral Enforcement Action” has the meaning assigned to such term in Section 5.07(c)(i)(A) hereof.

“Term Priority Collateral Enforcement Action Notice” has the meaning assigned to such term in Section 5.07(c)(i)(A) hereof.

“Term Priority DIP Financing” has the meaning assigned to such term in Section 6.01(b) hereof.

“Term Representative” means (a) in the case of the Initial First Lien Term Obligations or the  Initial First Lien Term Secured Parties, the Initial First Lien Term Agent, (b) in the case of the Initial Second Lien Term Obligations or the Initial Second Lien Term Secured Parties, the Initial Second Lien Term Agent and (c) in the case of any Additional Term Debt Facility and the Additional Term Secured Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Term Debt Facility that is named as the Representative in respect of such Additional Term Debt Facility in the applicable Joinder Agreement.

“Term Secured Hedge Agreement” has the meaning assigned to the term “Secured Hedge Agreement” in the First Lien Credit Agreement.

“Term Secured Hedge Obligations” means the Initial First Lien Term Obligations arising under the Term Secured Hedge Agreement.

“Term Secured Parties” means the Initial First Lien Term Secured Parties, the Initial Second Lien Term Secured Parties and any Additional Term Secured Parties.

“Uniform Commercial Code” means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York.

“United States” and “U.S.” mean the United States of America.

Section 1.02.  Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including”

shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (e) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) the term “or” is not exclusive.

ARTICLE 2
PRIORITIES AND AGREEMENTS WITH RESPECT TO COLLATERAL

Section 2.01.  Subordination.  Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted or purported to be granted to any Second Priority Representative or any Second Priority Secured Party on the Collateral or of any Liens granted or purported to be granted to any Senior Priority Representative or any other Senior Priority Secured Party on the Collateral (or any actual or alleged defect in any of the foregoing), and notwithstanding any provision of the Uniform Commercial Code, any applicable law, any ABL Debt Document or any Term Debt Document or any other circumstance whatsoever, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Facility, hereby agrees that (a) any Lien on the Collateral securing any Senior Priority Obligations now or hereafter held by, or on behalf of, any Senior Priority Representative, any other Senior Priority Secured Party or any other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to, any Lien on the Collateral securing any Second Priority Obligations and (b) any Lien on the Collateral securing any Second Priority Obligations now or hereafter held by, or on behalf of, any Second Priority Representative, any Second Priority Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any Senior Priority Obligations.  All Liens on the Collateral securing any Senior Priority Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Priority Obligations for all purposes, whether or not such Liens securing any Senior Priority Obligations are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.

Section 2.02.  Nature of Senior Lender Claims.  The Lien priorities provided for in Section 2.01 hereof, and the rights and obligations of the parties under this Agreement, shall not be altered or otherwise affected by any amendment, restatement, extensions, supplement or other modification, or any Refinancing, of either the ABL Obligations or the Term Obligations, or any portion thereof.  Each Term Representative, on behalf of itself and each Term Secured Party under its Term Debt Facility, further acknowledges that the ABL Obligations are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed.

Section 2.03.  Prohibition on Contesting Liens.  Each of the Second Priority Representatives, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, hereby agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Senior Priority Obligations held (or purported to be held) by, or on behalf of, any Senior Priority Representative, any other Senior Priority Secured Party or any agent or trustee therefor in any Senior Priority Collateral, and each Senior Priority Representative, for itself and on behalf of each Senior Priority Secured Party under its Senior Priority Facility, hereby agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Second Priority Obligations held (or purported to be held) by, or on behalf of, any of  any Second Priority Representative or any of the other Second Priority Secured Party or other agent or trustee therefor in the Second Priority Collateral.  Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any Senior Priority Representative to enforce this Agreement (including the priority of the Liens securing the Senior Priority Obligations as provided in Section 2.01 hereof) or any of the Senior Priority Debt Documents.

Section 2.04.  No New Liens.  Except with respect to any Grantor that is a Foreign Subsidiary, the parties hereto agree that, so long as both the ABL Obligations and Term Obligations are outstanding, (a) none of the Grantors shall grant or permit any additional Liens on any asset or property of any Grantor to secure any Secured Obligation unless it has granted, or concurrently therewith grants a Lien on such asset or property of such Grantor to secure all Secured Obligations; and (b) if any Second Priority Representative or any Second Priority Secured Party shall hold any Lien on any assets or property of any Grantor securing any Second Priority Obligations that are not also subject to the first-

priority Liens securing all Senior Priority Obligations under the Senior Priority Collateral Documents, such Second Priority Representative or Second Priority Secured Party (i) shall notify the Designated Senior Priority Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to each Senior Priority Representative as security for the Senior Priority Obligations, shall assign such Lien to the Designated Senior Priority Representative as security for all Senior Priority Obligations for the benefit of the Senior Priority Secured Parties (but may retain a junior lien on such assets or property subject to the terms hereof) and (ii) until such assignment of such Lien to the Designated Senior Priority Representative or such grant of a similar Lien to each Senior Priority Representative, shall be deemed to hold and have held such Lien for the benefit of each Senior Priority Representative and the other Senior Priority Secured Parties as security for the Senior Priority Obligations.

Section 2.05.  Perfection of Liens.  Except for the limited agreements of the Senior Priority Representatives pursuant to Section 5.05 hereof, none of the Senior Priority Representatives or the Senior Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the Second Priority Representatives or the Second Priority Secured Parties.  The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the ABL Secured Parties and the Term Secured Parties and shall not impose on the ABL Agent, the ABL Secured Parties, the Term Representatives, the Term Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or Governmental Authority or any applicable law.

ARTICLE 3
ENFORCEMENT

Section 3.01.  Exercise of Remedies.

(a)                                 Unless and until the Discharge of Senior Priority Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, (i) neither any Second Priority Representative nor any Second Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff and credit bidding) with respect to any Second Priority Collateral, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or any action brought with respect to the Senior Priority Collateral by any Senior Priority Representative or any Senior Priority Secured Party, the exercise of any right by any Senior Priority Representative or any Senior Priority Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Priority Collateral under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Senior Priority Representative or any Senior Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Senior Priority Collateral under the Senior Priority Debt Documents or otherwise or (z) object to the forbearance by the Senior Priority Secured Parties from bringing or pursuing any foreclosure proceeding or any action or any other exercise of any rights or remedies relating to the Second Priority Collateral and (ii) the Senior Priority Representatives and the Senior Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Senior Priority Collateral without any consultation with, or the consent of, any Second Priority Representative or any Second Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, any Second Priority Representative may file a claim or statement of interest with respect to the Second Priority Obligations under its Second Priority Facility, (B) any Second Priority Representative may take any action (not adverse to the prior Liens on the Second Priority Collateral securing the Senior Priority Obligations or the rights of the Senior Priority Representatives or the Senior Priority Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, such Second Priority Collateral, (C) any Second Priority Representative and any Second Priority Secured Party may exercise its rights and remedies as an unsecured creditor, as provided in Section 5.04 hereof and (D) any Second Priority Representative may exercise the rights and remedies provided for in Section 6.03 hereof.  In exercising rights and remedies with respect to the Senior Priority Collateral, the Senior Priority Representatives and the Senior Priority Secured Parties may enforce the provisions of the Senior Priority Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell, or otherwise dispose of, Senior Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Debtor Relief Laws of any applicable jurisdiction.

(b)                                 Unless and until the Discharge of Senior Priority Obligations has occurred, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Facility, hereby agrees that it will not take or receive any Second Priority Collateral or any Proceeds of Second Priority Collateral in connection with the exercise of any right or remedy (including setoff and credit bidding) with respect to any Second Priority Collateral.  Without limiting the generality of the foregoing, unless and until the Discharge of Senior Priority Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.01(a) hereof, the sole right of the Second Priority Representatives and the Second Priority Secured Parties with respect to the Second Priority Collateral is to hold a Lien on the Second Priority Collateral securing the Second Priority Obligations pursuant to the Second Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Priority Obligations has occurred.

(c)                                  (i) Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, hereby agrees that neither such Second Priority Representative nor any such Second Priority Secured Party will take any action that would hinder any exercise of remedies undertaken by any Senior Priority Representative or any Senior Priority Secured Party with respect to the Second Priority Collateral under the Senior Priority Debt Documents, including any sale, lease, exchange, transfer or other disposition of the Second Priority Collateral, whether by foreclosure or otherwise, except to the extent expressly permitted in the proviso in clause (ii) of Section 3.01(a) hereof and (ii) each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, hereby waives any and all rights it or any such Second Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the Senior Priority Representatives or the Senior Priority Secured Parties seek to enforce or collect the Senior Priority Obligations or the Liens granted on any of the Second Priority Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Priority Representative or any other Senior Priority Secured Party is adverse to the interests of the Second Priority Secured Parties.

(d)                                 Each Second Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the Senior Priority Representatives or the Senior Priority Secured Parties with respect to any Collateral that constitutes Second Priority Collateral with respect to such Second Priority Representative and the Second Priority Secured Parties it represents, as set forth in this Agreement and the Senior Priority Debt Documents.

(e)                                  Unless and until the Discharge of Senior Priority Obligations has occurred, the Designated Senior Priority Representative shall have the exclusive right to exercise any right or remedy with respect to the Senior Priority Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto.  Following the Discharge of Senior Priority Obligations, the Designated Second Priority Representative shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Second Priority Representative shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Secured Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Second Priority Representatives, or for the taking of any other action authorized by the Second Priority Collateral Documents; provided, however, that nothing in this Section 3.01(e) shall impair the right of any Second Priority Representative or other agent or trustee acting on behalf of the Second Priority Secured Parties to take such actions with respect to the Collateral after the Discharge of Senior Priority Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement or other arrangements governing the Second Priority Secured Parties or the Second Priority Obligations.

Section 3.02.  Cooperation.  Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Facility, hereby agrees that, unless and until the Discharge of Senior Priority Obligations has occurred, it will not commence, or join with any Person (other than the Senior Priority Secured Parties and the Senior Priority Representatives upon the request of the Designated Senior Priority Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Second Priority Collateral under any of the Second Priority Debt Documents or otherwise in respect of the Second Priority Obligations, except to the extent expressly permitted in the proviso in clause (ii) of Section 3.01(a) hereof.

Section 3.03.  Actions Upon Breach.  Should any Second Priority Representative or any Second Priority Secured Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Second Priority Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any Senior Priority Representative or other Senior Priority Secured Party (in its or their own name or in the name of the Borrower or any other Grantor) or the Borrower may obtain relief against such Second Priority Representative or such Second Priority Secured Party by injunction, specific performance or other appropriate equitable relief.  Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Facility, hereby (a) agrees that the Senior Priority Secured Parties’ damages from the actions of the Second Priority Representatives or any Second Priority Secured Party may at that time be difficult to ascertain and may be irreparable and waives any defense that Holdings, the Borrower, any other Grantor or the Senior Priority Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (b) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Senior Priority Representative or any other Senior Priority Secured Party.

Section 3.04.  Tracing of Priorities in Proceeds.  The ABL Agent, for itself and on behalf of the ABL Secured Parties, and the Term Representatives, for themselves and on behalf of the Term Secured Parties, further agree that prior to the commencement of any ABL Priority Collateral Enforcement Action or Term Priority Collateral Enforcement Action, as applicable, unless any

Insolvency or Liquidation Proceeding with respect to any Grantor has commenced, (a) any assets which are purchased with the Proceeds of ABL Priority Collateral and that would not otherwise constitute ABL Priority Collateral shall constitute Term Priority Collateral, and (b) any assets which are purchased with the Proceeds of Term Priority Collateral and that would not otherwise constitute Term Priority Collateral shall constitute ABL Priority Collateral.  In addition, unless and until the Discharge of ABL Obligations has occurred the Term Representatives and the Term Secured Parties each hereby consents to the application, prior to the receipt by the ABL Agent of a Term Priority Collateral Enforcement Action Notice issued by the Designated Term Representative (unless any Insolvency or Liquidation Proceeding with respect to any Grantor has commenced), of Proceeds of Term Priority Collateral deposited in accounts subject to control agreements to the repayment of ABL Obligations pursuant to the ABL Debt Documents, and agrees that such Proceeds of Term Priority Collateral shall constitute ABL Priority Collateral.

Section 3.05.  Purchase Right.

(a)                                 On or after the acceleration of all of the ABL Obligations in accordance with the ABL Debt Documents or the commencement of an Insolvency or Liquidation Proceeding by or against any Grantor (each a “Term Loan Purchase Event”), one or more of the Term Secured Parties (the “Purchasing Term Loan Secured Parties”), shall have the option for a period of ten (10) Business Days after the occurrence of a Term Loan Purchase Event to purchase all (but not less than all) of the ABL Obligations from the ABL Secured Parties and to assume all of the commitments and duties of the ABL Secured Parties.  Notice of the exercise of such option shall be sent by the Designated Term Representative to ABL Agent within such ten (10) Business Day period and shall be irrevocable.  The obligations of ABL Secured Parties hereunder to sell the ABL Debt owing to them are several and not joint and several.  Each Grantor irrevocably consents to such sale.

(b)                                 On the date specified by the Designated Term Representative in such notice (which shall not be less than five (5) Business Days, nor more than ten (10) Business Days, after the receipt by ABL Agent of notice from the Designated Term Representative of its election to exercise such option), the ABL Secured Parties shall, subject to any required approval of any court or other regulatory or governmental authority then in effect, sell to such of the Purchasing Term Loan Secured Parties as are specified in the notice from the Designated Term Representative of its election to exercise such option, and such Purchasing Term Loan Secured Parties shall purchase from the ABL Secured Parties, all of the ABL Obligations.  Notwithstanding anything to the contrary contained herein, in connection with any such purchase and sale, the ABL Secured Parties shall retain all rights under the ABL Documents to be indemnified or held harmless by the Grantors in accordance with the terms thereof.  In connection with any such purchase and sale, each ABL Secured Party and each Purchasing Term Loan Secured Party shall execute and deliver documentation, in form reasonably acceptable to all parties thereto.  Upon the consummation of such purchase and sale, the ABL Agent shall resign as the “Administrative Agent” and “Collateral Agent” under the ABL Documents.

(c)                                  Upon the date of such purchase and sale, the Purchasing Term Loan Secured Parties shall (i) pay to the ABL Agent for the account of the ABL Secured Parties as the purchase price therefor the full amount of all of the ABL Obligations then outstanding and unpaid (including principal, interest, fees and expenses, and including reasonable attorneys’ fees and legal expenses), (ii) furnish cash collateral to ABL Agent in such amounts as are required by the ABL Documents in connection with outstanding ABL Obligations under Secured Hedge Agreements and Secured Cash Management Agreements and any issued and outstanding letters of credit, banker’s acceptances or similar or related instruments issued under the ABL Documents (or at the option of the ABL Secured Party to whom such ABL Obligations are owing, terminate the applicable Secured Hedge Agreements or Secured Cash Management Agreements and make all payments pursuant thereto, as applicable), and (iii) agree to indemnify and hold harmless the ABL Secured Parties from and against any loss, liability, claim, damage or expense (including reasonable fees and expenses of legal counsel) arising out of any claim asserted by a third party in respect of the ABL Obligations as a direct result of any acts by any Term Representative or any other Term Secured Party.

(d)                                 Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the ABL Agent as the ABL Agent may designate in writing to the Designated Term Representative for such purpose.  Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Purchasing Term Loan Secured Parties to the bank account designated by the ABL Agent are received in such bank account prior to 2:00 p.m., New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by the Purchasing Term Loan Secured Parties to the bank account designated by the ABL Agent are received in such bank account later than 2:00 p.m., New York City time.

(e)                                  Such purchase and sale shall be expressly made without representation or warranty of any kind by the ABL Agent or any other ABL Secured Party and without recourse to the ABL Agent and the other ABL Secured Parties; except, that, each ABL Secured Party that is transferring ABL Obligations shall represent and warrant, severally as to it: (i) the amount of the ABL Obligations being purchased from it is as reflected in the books and records of such ABL Secured Party (but without representation or warranty as to the collectability, validity or enforceability thereof), (ii) that such ABL Secured Party owns the ABL Obligations being sold by it free and clear of any liens or encumbrances and (iii) such ABL Secured Party has the right to assign the ABL Obligations being sold by it.

ARTICLE 4
PAYMENTS

Section 4.01.  Application of Proceeds of Senior Priority Collateral.

(a)                                 Unless and until the Discharge of ABL Obligations has occurred and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, any ABL Priority Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such ABL Priority Collateral upon the exercise of remedies shall be applied by the ABL Agent to the ABL Obligations in such order as specified in the relevant ABL Debt Documents until the Discharge of ABL Obligations has occurred.  Upon the Discharge of ABL Obligations, the ABL Agent shall deliver promptly to the Designated Term Representative any Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Term Representative to the Term Obligations in such order as specified in the relevant Term Debt Documents.

(b)                                 Unless and until the Discharge of Term Obligations has occurred and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, any Term Priority Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Term Priority Collateral upon the exercise of remedies shall be applied by the each Designated Term Representative to the Term Obligations in such order as specified in the relevant Term Debt Documents until the Discharge of Term Obligations has occurred, subject to the provisions of the First Lien/Second Lien Intercreditor Agreement.  Upon the Discharge of Term Obligations, the Designated Term Representative shall deliver promptly to the ABL Agent any Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the ABL Agent to the ABL Obligations in such order as specified in the relevant ABL Debt Documents.

Section 4.02.  Payments Over.  (a) Unless and until the Discharge of ABL Obligations has occurred, any ABL Priority Collateral or Proceeds thereof received by any Term Representative or any Term Secured Party in connection with the exercise of any right or remedy (including setoff and credit bidding) in contravention of this Agreement, shall be segregated and held in trust for the benefit of and forthwith paid over to the ABL Agent for the benefit of the ABL Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.  The ABL Agent is hereby authorized to make any such endorsements as agent for the Designated Term Representative or any such Term Secured Party with respect to the ABL Priority Collateral.  This authorization is coupled with an interest and is irrevocable.

(b)                                 Unless and until the Discharge of Term Obligations has occurred, any Term Priority Collateral or Proceeds thereof received by any ABL Agent or any ABL Secured Party in connection with the exercise of any right or remedy (including setoff and credit bidding) in contravention of this Agreement, shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated Term Representative for the benefit of the Term Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.  The Designated Term Representative is hereby authorized to make any such endorsements as agent for the ABL Agent or any such ABL Secured Party with respect to the Term Priority Collateral.  This authorization is coupled with an interest and is irrevocable.

ARTICLE 5
OTHER AGREEMENTS

Section 5.01.  Releases.

(a)                                 Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, hereby agrees that, in the event of a sale, transfer or other disposition of any specified item of Collateral that constitutes Second Priority Collateral with respect to such Second Priority Representative and the Second Priority Secured Parties that it represents (including all or substantially all of the equity interests of the Borrower or any subsidiary of the Borrower) (i) in connection with the exercise of remedies by the Designated Senior Priority Representative in respect of such Collateral or (ii) if not in connection with the exercise of remedies by the Designated Senior Priority Representative in respect of such Collateral, so long as such sale, transfer or other disposition is (x) permitted by the terms of the Second Priority Debt Documents or (y) made with the consent of the Designated Senior Priority Representative at  a time when an Event of Default (as defined in the applicable Senior Priority Debt Document) is continuing, the Liens granted to the Second Priority Representatives and the Second Priority Secured Parties upon such Second Priority Collateral shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Collateral to secure Senior Priority Obligations; provided that such termination and release shall not apply to the Second Priority Representative’s Lien (and the Second Priority Representative shall retain a Lien) in the proceeds of such sale, transfer or other disposition that are not applied to the Senior Priority Obligations in accordance with the Senior Priority Debt Documents or this Agreement.  Upon delivery to a Second Priority Representative of (i) an Officer’s Certificate stating that any such termination and release of Liens securing the Senior Priority Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the Second Priority Secured Parties and the Second Priority Representatives) and (ii) any necessary or proper instruments of termination or release prepared by Holdings, the Borrower or any other Grantor, such Second Priority Representative will promptly execute, deliver or acknowledge, at Holdings’, the Borrower’s or the other Grantor’s sole cost and expense and without any representation or warranty, such instruments to evidence such termination and release of the Liens.  Nothing in this clause (a) shall be deemed to limit (x) any agreement of a Second Priority Representative, for itself and on behalf of the Second Priority Secured Parties under its Second Priority Facility, to release the Liens on the Second Priority Collateral as set forth in the relevant Second Priority Debt Documents or (y) any of the provisions of Section 6.09.

(b)                                 Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, hereby irrevocably constitutes and appoints the Designated Senior Priority Representative and any officer or agent of the Designated Senior Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Priority Representative or such Second Priority Secured Party or in the Designated Senior Priority Representative’s own name, from time to time in the Designated Senior Priority Representative’s discretion (but only if the Second Priority Representative fails to promptly execute any and all Lien releases or other documents reasonably requested by the Designated Senior Priority Representative in connection therewith) for the purpose of carrying out the terms of Section 5.01(a) hereof, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a) hereof, including any termination statements, endorsements or other instruments of transfer or release.

(c)                                  Unless and until the Discharge of Senior Priority Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, hereby consents to the application, whether prior to or after an event of default under any Senior Priority Debt Document, of proceeds of Collateral that constitutes Second Priority Collateral with respect to such Second Priority Representative and the Second Priority Secured Parties that it represents to the repayment of Senior Priority Obligations pursuant to the Senior Priority Debt Documents; provided that nothing in this Section 5.01(c) hereof shall be construed to prevent or impair the rights of the Second Priority Representatives or the Second Priority Secured Parties to receive proceeds in connection with the Second Priority Obligations not otherwise in contravention of this Agreement.

(d)                                 Notwithstanding anything to the contrary in any Second Priority Collateral Document, in the event the terms of a Second Priority Collateral Document require any Grantor (i) to make payment in respect of any item of Second Priority Collateral, (ii) to deliver or afford control over any item of Second Priority Collateral to, or deposit any item of Second Priority Collateral with, (iii) to register ownership of any item of Second Priority Collateral in the name of or make an assignment of ownership of any Second Priority Collateral or the rights thereunder to, (iv) to cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Second Priority Collateral, with instructions or orders from, or to treat, in respect of any item of Second Priority Collateral, as the entitlement holder, (v) to hold any item of Second Priority Collateral in trust for (to the extent such item of Second Priority Collateral cannot be held in trust for multiple parties under applicable law), (vi) to obtain the agreement of a bailee or other third party to hold any item of Second Priority Collateral for the benefit of or subject to the control of or, in respect of any item of Second Priority Collateral, to follow the instructions of, or (vii) to obtain the agreement of a landlord with respect to access to leased premises where any item of Second Priority Collateral is located or waivers or subordination of rights with respect to any item of Second Priority Collateral, in each case in favor of, any Second Priority Representative or any Second Priority Secured Party, such Grantor shall, until the applicable Discharge of Senior Priority Obligations has occurred, be deemed to have complied with such requirement under the Second Priority Collateral Document as it relates to such Second Priority Collateral by taking each of the applicable actions set forth above only in favor of or in accordance with the instructions of the Designated Senior Priority Representative.

Section 5.02.  Insurance and Condemnation Awards.  Unless and until the Discharge of Senior Priority Obligations has occurred, the Designated Senior Priority Representative and the Senior Priority Secured Parties shall have the sole and exclusive right, subject in each case, to the rights of the Grantors under the Senior Priority Debt Documents, (a) to adjust settlement for any insurance policy covering the Senior Priority Collateral in the event of any loss thereunder and (b) to approve any award granted in any condemnation or similar proceeding affecting the Senior Priority Collateral.  Unless and until the Discharge of Senior Priority Obligations has occurred, all proceeds of any such policy and any such award, if in respect of the Senior Priority Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Senior Priority Obligations, to the Designated Senior Priority Representative for the benefit of Senior Priority Secured Parties pursuant to the terms of the applicable Senior Priority Debt Documents, (ii) second, after the occurrence of the Discharge of Senior Priority Obligations, to the Designated Second Priority Representative for the benefit of the Second Priority Secured Parties pursuant to the terms of the applicable Second Priority Debt Documents and (iii) third, if no Second Priority Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct.  If any Second Priority Representative or any Second Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated Senior Priority Representative in accordance with the terms of Section 4.02 hereof.

Section 5.03.  Amendments to Second Priority Collateral Documents.

(a)                                 No Second Priority Debt Document (including, for the avoidance of doubt, Second Priority Collateral Document) and no Senior Priority Debt

Document (including, for the avoidance of doubt, Senior Priority Collateral Document) may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any such new Second Priority Debt Document or Senior Priority Debt Document, would be prohibited by or inconsistent with any of the terms of this Agreement.  The Borrower agrees to deliver to the Designated Senior Priority Representative copies of (i) any amendments, supplements or other modifications to the Second Priority Collateral Documents and (ii) any new Second Priority Collateral Documents promptly after effectiveness thereof.

(b)                                 The ABL Agent, for itself and on behalf of each ABL Secured Party under the ABL Credit Agreement, agrees that each ABL Collateral Document shall include the following language (or language to a similar effect as reasonably approved by the Designated Term Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [ABL Agent] on the Term Priority Collateral (as defined in the ABL/Term Intercreditor Agreement referred to below) pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Term Secured Parties (as defined in the ABL/Term Intercreditor Agreement referred to below) on the Term Priority Collateral and (ii) the exercise of any right or remedy by the [ABL Agent] hereunder with respect to the Term Priority Collateral is subject to the limitations and provisions contained in the ABL/Term Intercreditor Agreement dated as of April 1, 2014 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “ABL/Term Intercreditor Agreement”), among Credit Suisse AG, as Representative for the Initial First Lien Term Secured Parties, Credit Suisse AG, as Representative for the Initial Second Lien Term Secured Parties, Wells Fargo Bank, N.A., as Representative for the ABL Secured Parties, the Borrower, Holdings, the other grantors party thereto and each other representative from time to time party thereto.  In the event of any conflict between the terms of the ABL/Term Intercreditor Agreement and the terms of this Agreement, the terms of the ABL/Term Intercreditor Agreement shall govern.”

(c)                                  Each Term Representative, for itself and on behalf of each Term Secured Party under its Term Debt Facility, agrees that each Term Collateral Document under its Term Debt Facility shall include the following language (or language to a similar effect as reasonably approved by the ABL Agent):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [Term Representative] on the ABL Priority Collateral (as defined in the ABL/Term Intercreditor Agreement referred to below) pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the ABL Secured Parties (as defined in the ABL/Term Intercreditor Agreement referred to below) in the ABL Priority Collateral and (ii) the exercise of any right or remedy by the [Term Representative] hereunder with respect to the ABL Priority Collateral is subject to the limitations and provisions contained in the ABL/Term Intercreditor Agreement dated as of April 1, 2014 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “ABL/Term Intercreditor Agreement”), among Credit Suisse AG, as Representative for the Initial First Lien Term Secured Parties, Credit Suisse AG, as Representative of the Initial Second Lien Term Secured Parties, Wells Fargo Bank, N.A., as Representative for the ABL Secured Parties, the Borrower, Holdings, the other grantors party thereto and each other representative from time to time party thereto.  In the event of any conflict between the terms of the ABL/Term Intercreditor Agreement and the terms of this Agreement, the terms of the ABL/Term Intercreditor Agreement shall govern.”

The inclusion of the foregoing language in the Collateral Documents does not modify or impair the rights of the applicable Secured Parties against the applicable Grantors.  The failure to include such language in any Collateral Document shall not give rise to any liability on the part of any party to this Agreement with respect to such Collateral Document.

(d)                                 Except as otherwise explicitly provided in this Agreement, (i) the ABL Debt Documents may be amended, restated, amended and restated, waived, supplemented, extended, or otherwise modified and Indebtedness thereunder may be increased, extended or Refinanced without the consent of any Term Secured Party and (b) the Term Debt Documents may be amended, restated, amended and restated, waived, supplemented, extended, or otherwise modified and Indebtedness thereunder may be increased, extended or Refinanced without the consent of any ABL Secured Party.

Section 5.04.  Rights as Unsecured Creditors.  Notwithstanding anything to the contrary in this Agreement, the Second Priority Representatives and the Second Priority Secured Parties may exercise rights and remedies as unsecured creditors against Holdings, the Borrower and any other Grantor in accordance with the terms of the Second Priority Debt Documents and applicable law so long as such exercise is not inconsistent with any express provision of this Agreement.  Nothing in this Agreement shall prohibit the receipt by any Second Priority Representative or any Second Priority Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents so long as such receipt is not the direct or indirect result of the exercise by any Representative or Secured Party of rights or remedies as a secured creditor in respect of the Collateral.  In the event any Second Priority Representative or any Second Priority Secured Party becomes a judgment Lien creditor in respect of Second Priority Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Obligations, such judgment Lien shall be subordinated to the Liens securing Senior Priority Obligations on the same basis as the other Liens securing the Second Priority

Obligations are so subordinated to such Liens securing Senior Priority Obligations pursuant to this Agreement.  Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Priority Representatives or the Senior Priority Secured Parties may have with respect to the Senior Priority Collateral.

Section 5.05.  Gratuitous Bailee for Perfection.

(a)                                 Each Senior Priority Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Priority Obligations on any Senior Priority Collateral that can be perfected by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of such Senior Priority Representative, or of agents or bailees of such Person (such Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Collateral, the applicable Senior Priority Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for the relevant Second Priority Representatives, in each case solely for the purpose of perfecting the Liens granted under the relevant Second Priority Collateral Documents and subject to the terms and conditions of this Section 5.05.

(b)                                 In the event that any Senior Priority Representative (or its agents or bailees) has Lien filings against Intellectual Property Collateral that are necessary for the perfection of Liens in such Collateral, such Senior Priority Representative agrees to hold such Liens as sub-agent and gratuitous bailee for the relevant Second Priority Representatives and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Second Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.

(c)                                  Except as otherwise specifically provided herein, unless and until the Discharge of Senior Priority Obligations has occurred, the Senior Priority Representatives and the Senior Priority Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Senior Priority Debt Documents as if the Liens under the Second Priority Collateral Documents do not exist.  The rights of the Second Priority Representatives and the Second Priority Secured Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(d)                                 The Senior Priority Representatives and the Senior Priority Secured Parties shall have no obligation whatsoever to the Second Priority Representatives or any Second Priority Secured Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Collateral, except as expressly set forth in this Section 5.05 or elsewhere in this Agreement. The duties or responsibilities of the Senior Priority Representatives under this Section 5.05 shall be limited solely to holding or controlling the Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agents and gratuitous bailees for the relevant Second Priority Representative for purposes of perfecting the Lien held by such Second Priority Representative.

(e)                                  The Senior Priority Representatives shall not have by reason of the Second Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Second Priority Representative or any Second Priority Secured Party, and each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, hereby waives and releases the Senior Priority Representatives from all claims and liabilities arising pursuant to the Senior Priority Representatives’ roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Collateral.

(f)                                   Upon the Discharge of the Senior Priority Obligations, each applicable Senior Priority Representative shall, without recourse or warranty, at the Grantors’ sole cost and expense and upon the request of the Designated Second Priority Representative, transfer the possession and control of any Pledged or Controlled Collateral (together with any necessary endorsements and notices), then in its possession or control to the Designated Second Priority Representative, except in the event and to the extent (i) the Senior Priority Representative or any other Senior Priority Secured Party has retained or otherwise acquired such Collateral in full or partial satisfaction of any of the Senior Priority Obligations in a transaction not prohibited by this Agreement, (ii) such Collateral is sold or otherwise disposed of by the Senior Priority Representative or by a Grantor as provided herein or (iii) it is otherwise required by any order of any court or other governmental authority or applicable law.  In connection with any such transfer, the Senior Priority Representative agrees to take reasonable actions in its power as shall be reasonably requested by Designated Second Priority Representative to permit Designated Second Priority Representative to obtain, for the benefit of the Second Priority Secured Parties, a first priority security interest in the Pledged or Controlled Collateral, including in connection with any Collateral Access Agreement (as defined in the ABL Credit Agreement), whether with a landlord, processor, warehouse or other third party or any Blocked Account Agreement (as defined in the ABL Credit Agreement) and, without limiting the foregoing, the Senior Priority Representative shall, upon the request of the Designated Second Priority Representative, (A) notify any applicable insurance carrier that it is no longer entitled to be an additional loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (B) notify any Governmental Authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Party Representative is entitled to approve any awards granted in such proceeding.  Holdings, the Borrower and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Senior Priority Representative for loss or damage suffered by such Senior Priority Representative as a result of such transfer, except for loss or damage suffered by any such Person as a result of its own willful misconduct, gross negligence or bad faith.  The Senior Priority Representatives have no obligations to follow instructions from any Second Priority Representative or any other Second Priority Secured Party in contravention of this Agreement.

(g)                                  None of the Senior Priority Representatives nor any of the other Senior Priority Secured Parties shall be required to marshal any present or future collateral security for any obligations of Holdings, the Borrower or any Subsidiary to any Senior Priority Representative or any Senior Priority Secured Party under the Senior Priority Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

Section 5.06.  When Discharge of Senior Priority Obligations Deemed To Not Have Occurred.  If, at any time substantially concurrently with the Discharge of Senior Priority Obligations with respect to any Collateral has occurred, Holdings, the Borrower or any other Grantor enters into any Permitted Refinancing of Senior Priority Obligations secured by such Collateral, then such Discharge of Senior Priority Obligations shall automatically be deemed to have not occurred for all purposes of this Agreement and the applicable agreement governing such Senior Priority Obligations shall automatically be treated as a Senior Priority Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein and the agent, Representative or trustee for the holders of such Senior Priority Obligations shall be the Senior Priority Representative for all purposes of this Agreement.  Upon receipt of a notice of such incurrence (including the identity of the new Senior Priority Representative), each Second Priority Representative (including the Designated Second Priority Representative) shall (a) promptly enter into such documents and agreements (at the sole expense of the Grantors), including amendments, supplements or modifications to this Agreement, as the Borrower or such new Senior Priority Representative shall reasonably request in writing in order to provide the new Senior Priority Representative the rights of a Senior Priority Representative contemplated hereby, (b) at the Grantors’ sole cost and expense and upon the request of such new Senior Priority Representative, each Second Priority Representative shall, without recourse or warranty, deliver any Collateral then in its possession or control to such new Senior Priority Representative (together with any necessary endorsements and notices) to the extent such Collateral constitutes Senior Priority Collateral of such new Senior Priority Representative, except in the event and to the extent (i) the Second Priority Representative or any other Second Priority Secured Party has retained or otherwise acquired such Collateral in full or partial satisfaction of any of the Second Priority Obligations in a transaction not prohibited by this Agreement, (ii)

such Collateral is sold or otherwise disposed of by the Senior Priority Representative or by a Grantor as provided herein or (iii) it is otherwise required by any order of any court or other governmental authority or applicable law.  In connection therewith, each Second Priority Representative agrees to take reasonable actions in its power as shall be reasonably requested by such new Senior Priority Representative to permit such new Senior Priority Representative to obtain, for the benefit of the new Senior Priority Secured Parties, a first priority security interest in the Collateral (to the extent such Collateral constitutes Senior Priority Collateral of such new Senior Priority Representative), including in connection with any Collateral Access Agreement (as defined in the ABL Credit Agreement), whether with a landlord, processor, warehouse or other third party or any Blocked Account Agreement (as defined in the ABL Credit Agreement) and, without limiting the foregoing, each Second Priority Representative shall, upon the request of such new Senior Priority Representative, notify any Governmental Authority involved in any condemnation or similar proceeding involving any Collateral constituting Senior Priority Collateral of such new Senior Priority Representative that such new Senior Representative is entitled to approve any awards granted in such proceeding.

Section 5.07.  Cooperation with Respect to ABL Collateral.

(a)                                 Consent to License to Use Intellectual Property Collateral.  The Term Representatives (a) consent (without any representation, warranty or obligation whatsoever) to the grant by the Borrower or any other Grantor to the ABL Agent of a non-exclusive royalty-free license (subject to, in the case of trademarks, reasonable rights to quality control and inspection in favor of a relevant Grantor to avoid the risk of invalidation of such trademark) to use during the ABL Priority Collateral Processing and Sale Period any Intellectual Property Collateral and (b) grant, in their capacity as secured parties and Representatives of the other Term Secured Parties, to the ABL Agent a non-exclusive royalty-free license to use during the ABL Priority Collateral Processing and Sale Period, any Intellectual Property Collateral that is subject to a Lien held by (or owned by any Term Secured Parties, their successors, assigns or affiliates as a result of the exercise of their remedies by the Term Representatives) the Term Representatives, in each case in connection with the enforcement of any Lien held by the ABL Agent upon any inventory or other ABL Priority Collateral of any Grantor and to the extent the use of such Intellectual Property Collateral is necessary or appropriate, in the good faith opinion of the ABL Agent, to process, ship, produce, store, complete, supply, lease, sell or otherwise dispose of any such ABL Priority Collateral in any lawful manner.

(b)                                 Access to Information.  If the Designated Term Representative or any other Term Representative takes actual possession of any documentation of a Grantor (whether such documentation is in the form of a writing or is stored in any data equipment or data record in the physical possession of the Designated Term Representative or such other Term Representative), then upon request of the ABL Agent and reasonable advance notice, the Designated Term Representative or such other Term Representative will permit the ABL Agent or its representative to inspect and copy such documentation if and to the extent the ABL Agent certifies to the Term Representatives that:

(i)                                     such documentation contains or may contain information necessary or appropriate, in the good faith opinion of the ABL Agent, to the enforcement of the ABL Agent’s Liens upon any ABL Priority Collateral; and

(ii)                                  the ABL Agent and the ABL Secured Parties are entitled to receive and use such information under applicable law and, in doing so, will comply with all obligations imposed by law or contract in respect of the disclosure or use of such information.

(c)          Access to Property to Process and Sell Inventory.

(i)                                     In addition to the rights granted to the ABL Agent under clauses (a) and (b) of this Section 5.07, (A) if the ABL Agent exercises any of its rights or remedies (including, but not limited to, any action of foreclosure), enforcement, collection or execution with respect to the ABL Priority Collateral (“ABL Priority Collateral Enforcement Actions”) or (B) if the Designated Term Representative or any other Term Representative exercises any of its rights or remedies (including any action of foreclosure), enforcement, collection or execution with respect to the Term Priority Collateral and the Designated Term Representative or any other Term Representative (or a purchaser (a “Third Party Purchaser”) at a sale conducted in connection with the enforcement of any Term Representatives’ Liens) takes actual or constructive possession of Term Priority Collateral of any Grantor (“Term Priority Collateral Enforcement Actions”), then (a) (x) if the ABL Agent has commenced an ABL Priority Collateral Enforcement Action, the ABL Agent shall furnish the Term Representatives with prompt written notice of the commencement of such action and (y) if the Designated Term Representative or any other Term Representative has commenced a Term Priority Collateral Enforcement Action, the Designated Term Representative shall furnish the ABL Agent with prompt written notice of the commencement of such action (the “Term Priority Collateral Enforcement Action Notice”) and (b) in all cases, the Term Representatives shall (x) cooperate with the ABL Agent (and with its officers, employees, representatives and agents) in its efforts to conduct ABL Priority Collateral Enforcement Actions with respect to the ABL Priority Collateral and to finish any work-in-process and process, ship, produce, store, complete, supply, lease, sell or otherwise handle, deal with, assemble or dispose of, in any lawful manner, the ABL Priority Collateral, (y) not hinder or restrict in any respect the ABL Agent from conducting ABL Priority Collateral Enforcement Actions with respect to the ABL Priority Collateral or from finishing any work-in-process or processing, shipping, producing, storing, completing, supplying, leasing, selling or otherwise handling, dealing with, assembling or disposing of, in any lawful manner, the ABL Priority Collateral and (z) permit (and require, as a condition to the sale of any Term Priority Collateral to any Third Party Purchaser, that such Third Party Purchaser agree to permit) the ABL Agent, its employees, agents, advisers and representatives, at the cost and expense of the ABL Secured Parties, to enter upon and use the Term Priority Collateral (including, without limitation, fee and leased real estate, equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and intellectual property), for a period commencing on (I) the earlier of the date of the initial ABL Priority Collateral Enforcement Action or the date of furnishing to the ABL Agent of the Term Priority Collateral Enforcement Action Notice, as the case may be and (II) ending on the earlier of the date occurring 180 days thereafter and the date on which all ABL Priority Collateral (other than ABL Priority Collateral abandoned by the ABL Agent in writing) has been sold or disposed of (such period, as the same may be extended with the written consent of each Term Representative, the “ABL Priority Collateral Processing and Sale Period”);

provided, however, that nothing contained in this Agreement shall restrict the rights of the Term Representatives from selling, assigning or otherwise transferring any Term Priority Collateral prior to the expiration of such ABL Priority Collateral Processing and Sale Period if the purchaser, assignee or transferee thereof agrees in writing (for the benefit of the ABL Agent and the ABL Secured Parties) to be bound by the provisions of this Section 5.07.  If any stay or other order prohibiting the exercise of remedies with respect to the ABL Priority Collateral has been entered by a court of competent jurisdiction, such ABL Priority Collateral Processing and Sale Period shall be tolled during the pendency of any such stay or other order.

(ii)                                  During the period of actual occupation, use and/or control by the ABL Secured Parties and/or the ABL Agent (or their respective employees, agents, advisers and representatives) of any Term Priority Collateral, the ABL Secured Parties and the ABL Agent shall be obligated to repair at their expense any physical damage to such Term Priority Collateral resulting from such occupancy, use or control, and to leave such Term Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted.  Notwithstanding the foregoing, in no event shall the ABL Secured Parties or the ABL Agent have any liability to the Term Secured Parties pursuant to Section 5.07(c)(i) as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Term Priority Collateral existing prior to the date of the exercise by the ABL Secured Parties (or the ABL Agent, as the case may be) of their rights under Section 5.07(c)(i) and the ABL Secured Parties shall have no duty or liability to maintain the Term Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Secured Parties, or for any diminution in the value of the Term Priority Collateral that results from ordinary wear and tear resulting from the use of the Term Priority Collateral by the ABL Secured Parties in the manner and for the time periods specified under Section 5.07(c)(i).  Without limiting the rights granted in Section 5.07(c)(i), the ABL Secured Parties and the ABL Agent shall cooperate with the Term Secured Parties in connection with any efforts made by the Term Secured Parties to sell the Term Priority Collateral.

(d)                       Grantor Consent.  The Borrower and the other Grantors consent to the performance by the Term Representatives of the obligations set forth in this Section 5.07 and acknowledge and agree that neither the Term Representatives (nor any holder of Term Obligations) shall ever be accountable or liable for any action taken or omitted by the ABL Agent or any ABL Secured Party or its or any of their officers, employees, agents successors or assigns in connection therewith or incidental thereto or in consequence thereof, including any improper use or disclosure of any proprietary information or other intellectual property by the ABL Agent or any ABL Secured Party or its or any of their officers, employees, agents, successors or assigns or any other damage to or misuse or loss of any property of the Grantors as a result of any action taken or omitted by the ABL Agent or its officers, employees, agents, successors or assigns; provided that the foregoing shall not exculpate the Term Representatives or any holder of Term Obligations from any liability to which it would otherwise be subject for its own actions or omissions.

ARTICLE 6
INSOLVENCY OR LIQUIDATION PROCEEDINGS

Section 6.01.  Financing Issues.

(a)                       If, prior to the occurrence of the Discharge of ABL Obligations, any Grantor becomes subject to any Insolvency or Liquidation Proceeding, and if the ABL Agent consents (or does not object) to the use of ABL Priority Collateral (for the avoidance of doubt, including but not limited to the use of any ABL Priority Collateral that is cash collateral) by any Grantor during any Insolvency or Liquidation Proceeding or provides financing to any Grantor under Section 364 of the Bankruptcy Code secured by ABL Priority Collateral (and, if secured by Term Priority Collateral, secured only by Liens on Term Priority Collateral that are junior to the Liens on such Term Priority Collateral securing the Term Obligations) or consents (or does not object) to the provision of such financing to any Grantor by ABL Secured Parties or any third party (any such financing, whether provided by the ABL Agent or any ABL Secured Parties (or any of them) or any third party, being referred to herein as an “ABL Priority DIP Financing”), then each Term Representative agrees, on behalf of itself and the other Term Secured Parties, that each Term Representative and Term Secured Party (a) will be deemed to have consented to, will raise no objection to, and will not support any other Person objecting to, the use of such ABL Priority Collateral or to such ABL Priority DIP Financing, (b) shall not request or accept adequate protection in connection with the use of such ABL Priority Collateral or such ABL Priority DIP Financing except as permitted by Section 6.03 hereof, (c) will subordinate (and will be deemed hereunder to have subordinated) its Liens on any ABL Priority Collateral and any Adequate Protection Liens provided in respect thereof (i) to the Liens on such ABL Priority Collateral securing such ABL Priority DIP Financing on the same terms and conditions as the Liens of each Second Priority Representative on such ABL Priority Collateral are subordinated to the Liens on such ABL Priority Collateral securing such ABL Priority DIP Financing (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection with respect to the ABL Priority Collateral provided to the ABL Secured Parties, including, without limitation, Adequate Protection Liens on the ABL Priority Collateral provided to the ABL Secured Parties and (iii) to any “carve-out” with respect to the ABL Priority Collateral for professional and United States Trustee fees agreed to by the ABL Agent or the other ABL Secured Parties and (d) agrees that any notice of such events found to be adequate by the bankruptcy court shall be adequate notice, provided that,:

(i)                                     such ABL Priority DIP Financing or use of ABL Priority Collateral is subject to the terms of this Agreement.

(ii)                                  each Term Representative retains the right to object to any agreements or arrangements regarding the use of ABL Priority Collateral or the ABL DIP Financing that require a specific treatment of a claim in respect of the Term Obligations for purposes of a plan of reorganization or contravene the terms of this Agreement,

(iii)                               as a condition of such ABL Priority DIP Financing or use of ABL Priority Collateral, until the Discharge of Term Obligations, (1) all Proceeds of the Term Priority Collateral shall either (x) be remitted to the Designated Term Representative for application to the Term Obligations or (y) only be used by Grantors subject to terms and conditions reasonably acceptable to the Designated Term Representative, and (2) unless otherwise agreed by the Designated Term Representative, no portion (or Proceeds) of the Term Priority Collateral shall be used to repay the ABL Obligations outstanding as of the date of the commencement of any Insolvency or Liquidation Proceeding.

(b)                       If, prior to the occurrence of the Discharge of Term Obligations, any Grantor becomes subject to any Insolvency or Liquidation Proceeding, and if the Designated Term Representative consents (or does not object) to the use of Term Priority Collateral by any Grantor during any Insolvency or Liquidation Proceeding or provides financing to any Grantor under Section 364 of the Bankruptcy Code secured by Term Priority Collateral (and, if secured by ABL Priority Collateral, secured only by Liens on ABL Priority Collateral that are junior to the Liens on the ABL Priority Collateral securing the ABL Obligations)

or consents (or does not object) to the provision of such financing to any Grantor by Term Secured Parties or any third party (any such financing, whether provided by the Designated Term Representations or any Term Secured Parties (or any of them) or any third party, being referred to herein as an “Term Priority DIP Financing”), then the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees, on behalf of itself and the other ABL Secured Parties, that the ABL Agent and each ABL Priority Secured Party (a) will be deemed to have consented to, will raise no objection to, and will not support any other Person objecting to, the use of such Term Priority Collateral or to such Term Priority DIP Financing, (b) shall not request or accept adequate protection in connection with the use of such Term Priority Collateral or such Term Priority DIP Financing except as permitted by Section 6.03 hereof, (c) will subordinate (and will be deemed hereunder to have subordinated) the Second Priority Liens and any Adequate Protection Liens provided in respect thereof (i) to the Liens on such Term Priority Collateral securing such Term Priority DIP Financing on the same terms and conditions as the Liens of the ABL Agent on such Term Priority Collateral are subordinated to the Liens on such Term Priority Collateral securing such Term Priority DIP Financing (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection with respect to the Term Priority Collateral provided to the Term Secured Parties, including, without limitation, Adequate Protection Liens on the Term Priority Collateral provided to the Term Secured Parties and (iii) to any “carve-out” with respect to the Term Priority Collateral for professional and United States Trustee fees agreed to by the Senior Priority Representative with respect to the Term Priority Collateral or the other Senior Priority Secured Parties with respect to the Term Priority Collateral and (d) agrees that any notice of such events found to be adequate by the bankruptcy court shall be adequate notice; provided, that:

(i)                                     such Term Priority DIP Financing or use of Term Priority Collateral is subject to the terms of this Agreement.

(ii)                                  the Term Agent retains the right to object to any agreements or arrangements regarding the use of Term Priority Collateral or the Term DIP Financing that require a specific treatment of a claim in respect of the Term Obligations for purposes of a plan of reorganization or contravene the terms of this Agreement,

(iii)                               as a condition of such Term Priority DIP Financing or use of Term Priority Collateral, until the Discharge of ABL Obligations, (1) all Proceeds of the ABL Priority Collateral shall either (x) be remitted to the ABL Agent for application to the ABL Obligations or (y) only be used by Grantors subject to terms and conditions reasonably acceptable to the ABL Agent, and (2) unless otherwise agreed by the ABL Agent, no portion (or Proceeds) of the ABL Priority Collateral shall be used to repay the Term Obligations outstanding as of the date of the commencement of any Insolvency or Liquidation Proceeding.

Section 6.02.  Relief From the Automatic Stay.  Unless and until the Discharge of Senior Priority Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Collateral that constitutes Second Priority Collateral with respect to such Second Priority Representative and the Second Priority Secured Parties it represents, without the prior written consent of the Designated Senior Priority Representative.

Section 6.03.  Adequate Protection.

(a)                       Each Term Representative, for itself and on behalf of each Term Secured Party under its Term Debt Facility, agrees that none of them shall (A) object, contest or support any other Person objecting to or contesting (i) any request by the ABL Agent or the ABL Secured Parties for adequate protection with respect to the ABL Liens or the ABL Priority Collateral, (ii) any objection by the ABL Agent or the ABL Secured Parties to any motion, relief, action or proceeding based on the ABL Agent or any ABL Secured Party claiming a lack of adequate protection with respect to the ABL Liens or the ABL Priority Collateral or (iii) the payment of prepetition interest, fees, expenses or costs to the ABL Agent or any ABL Secured Party under Section 506(b) of the Bankruptcy Code or any similar provision of any other Debtor Relief Law or (B) assert or support any claim for costs or expenses of preserving or disposing of any ABL Priority Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Debtor Relief Law.  Notwithstanding anything contained in this Section 6.03(a) but subject to the provisions of Section 6.01 hereof, in any Insolvency or Liquidation Proceeding, (i) if the ABL Secured Parties (or any subset thereof) are granted adequate protection with respect to the ABL Liens or the ABL Priority Collateral in the form of additional collateral or super-priority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Debtor Relief Law or otherwise, then each Term Representative, for itself and on behalf of each Term Secured Party under its Term Debt Facility, may seek or request adequate protection in the form of a replacement Lien or super-priority claim on such additional collateral, which Lien or super-priority claim is subordinated to the Liens securing the ABL Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens on ABL Priority Collateral securing the Term Obligations are so subordinated to the Liens on such Collateral securing the ABL Obligations under this Agreement, (ii) in the event any Term Representative, for itself and on behalf of the Term Secured Parties under its Term Debt Facilities, seeks or requests adequate protection and such adequate protection is granted in the form of additional or replacement collateral constituting ABL Priority Collateral, then such Term Representative, for itself and on behalf of each Term Secured Party under its Term Debt Facilities, agrees that the ABL Agent shall be entitled to a senior priority Lien on such additional or replacement collateral as security for the ABL Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing the Term Obligations shall be subordinated to the Liens on such collateral securing the ABL Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the ABL Secured Parties as adequate protection on the same basis as the other Liens on the ABL Priority Collateral securing the Term Obligations are so subordinated to the Liens on such Collateral securing the ABL Obligations under this Agreement and (iii) in the event any Term Representative, for itself and on behalf of the Term Secured Parties under its Term Debt Facilities, seeks or requests adequate protection and such adequate protection is granted in the form of a super-priority claim in respect of ABL Priority Collateral, then such Term Representative, for itself and on behalf of each Term Secured Party under its Term Debt Facilities, agrees that the ABL Agent shall be granted adequate protection in the form of a super-priority claim in respect of ABL Priority Collateral, which super-priority claim shall be senior to the super-priority claim of such Term Representative and the Term Secured Parties.

(b)                       The ABL Agent, for itself and on behalf of the ABL Secured Parties, agrees that none of them shall (A) object, contest or support any other Person objecting to or contesting (i) any request by the Designated Term Representative or the Term Secured Parties for adequate protection with respect to the Term Liens or the Term Priority Collateral, (ii) any objection by the Designated Term Representative or the Term Secured Parties to any motion, relief, action or proceeding based on the Designated Term Representative or any Term Secured Party claiming a lack of adequate protection with respect to the Term Liens or the Term Priority Collateral or (iii) the payment of prepetition interest, fees, expenses or costs to the Designated Term Representative or any Term Secured Party under Section 506(b) of the Bankruptcy Code or any similar provision of any other Debtor Relief Law or (B) assert or support any claim for costs or expenses of preserving or disposing of any Term Priority Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Debtor Relief Law.  Notwithstanding anything contained in this Section 6.03(b) but subject to the provisions of Section 6.01, in any Insolvency or Liquidation Proceeding, (i) if the Term Secured Parties (or any subset thereof) are granted adequate protection with respect to the Term Liens or the Term Priority Collateral in the form of additional collateral or super-priority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Debtor Relief Law or otherwise, then the ABL Agent, for itself and on behalf of the ABL Secured Parties, may seek or request adequate protection in the form of a replacement Lien or super-priority claim on such additional collateral, which Lien or super-priority claim is subordinated to the Liens securing the Term Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens on Term Priority Collateral securing the ABL Obligations are so subordinated to the Liens on such Collateral securing the Term Obligations under this Agreement, (ii) in the event the ABL Agent, for itself and on behalf of the ABL Secured Parties, seeks or requests adequate protection and such adequate protection is granted in the form of additional or replacement collateral constituting Term Priority Collateral, then the ABL Agent, for itself and on behalf of the ABL Secured Parties, agrees that the Term Representatives shall be entitled to a senior priority Lien on such additional or replacement collateral as security for the Term Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing the ABL Obligations shall be subordinated to the Liens on such collateral securing the Term Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Term Secured Parties as adequate protection on the same basis as the other Liens on the Term Priority Collateral securing the ABL Obligations are so subordinated to the Liens on such Collateral securing the Term Obligations under this Agreement and (iii) in the event the ABL Agent, for itself and on behalf of the ABL Secured Parties, seeks or requests adequate protection and such adequate protection is granted in the form of a super-priority claim in respect of Term Priority Collateral, then the ABL Agent, for itself and on behalf of the ABL Secured Parties, agrees that the Term Representatives shall be granted adequate protection in the form of a super-priority claim in respect of Term Priority Collateral, which super-priority claim shall be senior to the super-priority claim of the ABL Secured Parties.

Section 6.04.  Reinstatement.  If any Senior Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of Holdings, the Borrower or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason (any such amount, a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the Senior Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Priority Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Priority Obligations with respect to all such recovered amounts has occurred.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall be deemed not to have occurred and shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

Section 6.05.  Separate Grants of Security and Separate Classifications; Plans of Reorganization..

(a)                       Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, acknowledges and agrees that (i) the grants of Liens pursuant to the Senior Priority Collateral Documents and the Second Priority Collateral Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Second Priority Obligations with respect to any Collateral are fundamentally different from the Senior Priority Obligations with respect to such Collateral and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the Senior Priority Secured Parties and the Second Priority Secured Parties in respect of any Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Second Priority Representative with respect to such Collateral, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, hereby acknowledges and agrees that all distributions in respect of such Collateral shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of such Collateral (with the effect being that, to the extent that the aggregate value of such Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties with respect to such Collateral), the Senior Priority Secured Parties with respect to such Collateral shall be entitled to receive the entire amount of the ABL Obligations or Term Obligations, as applicable, before any distribution in respect of such Collateral is made in respect of the Second Priority Obligations with respect to such Collateral, with each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, hereby acknowledging and agreeing to turn over to the Designated Senior Priority Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties).

(b)                       Each Second Priority Secured Party (whether in the capacity of a secured creditor or an unsecured creditor) shall not propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization that is inconsistent with the priorities or other provisions of this Agreement other than with the prior written consent of the Designated Senior Priority Representative.

Section 6.06.  No Waivers of Rights of Senior Priority Secured Parties.  Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Senior Priority Representative or any other Senior Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Priority Secured Party in respect of Second Priority Collateral, including the seeking by any Second Priority Secured

Party of adequate protection or the asserting by any Second Priority Secured Party of any of its rights and remedies under the Second Priority Debt Documents or otherwise.

Section 6.07.  Application.  This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of Title 11 of the United States Code or any similar provision of any other Debtor Relief Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding.  The relative rights as to the Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.  All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

Section 6.08.  [Reserved]

Section 6.09.  Asset Dispositions.

(a)                       Until the Discharge of ABL Obligations has occurred, the Term Representatives for itself and on behalf of the other Term Secured Parties, agrees that, in the event of any Insolvency or Liquidation Proceeding, the Term Representatives and the other Term Secured Parties, will not object or oppose (or support any Person in objecting or opposing) a motion for any disposition of any ABL Priority Collateral free and clear of the Liens of the Term Representatives and the other Term Secured Parties or other claims under Sections 363, 365 or 1129 of the Bankruptcy Code, or any comparable provision of any Debtor Relief Law (and including any motion for bid procedures or other procedures related to the disposition that is the subject of such motion), and shall be deemed to have consented to any such disposition of any ABL Priority Collateral under Section 363(f) of the Bankruptcy Code that has been consented to by the ABL Agent; provided, that, (x) the Proceeds of such disposition are applied in accordance with Sections 4.01 hereof and (y) to the extent not so applied, the Term Secured Parties shall retain a Lien on such Proceeds; provided further, that the foregoing shall not restrict or prohibit any such objection that could be made by an unsecured creditor to the extent not otherwise in contravention of this Agreement.

(b)                       Until the Discharge of Term Obligations has occurred, the ABL Agent, for itself and on behalf of the other ABL Secured Parties, agrees that, in the event of any Insolvency or Liquidation Proceeding, the ABL Agent and the other ABL Secured Parties, will not object or oppose (or support any Person in objecting or opposing) a motion for any disposition of any Term Priority Collateral free and clear of the Liens of ABL Agent and the other ABL Secured Parties or other claims under Sections 363, 365 or 1129 of the Bankruptcy Code, or any comparable provision of any Debtor Relief Law (and including any motion for bid procedures or other procedures related to the disposition that is the subject of such motion), and shall be deemed to have consented to any such disposition of any Term Priority Collateral under Section 363(f) of the Bankruptcy Code that has been consented to by the Designated Term Representative; provided, that, (x) the Proceeds of such disposition are applied in accordance with Sections 4.01 hereof and (y) to the extent not so applied, the ABL Secured Parties shall retain a Lien on such Proceeds; provided further, that the foregoing shall not restrict or prohibit any such objection that could be made by an unsecured creditor to the extent not otherwise in contravention of this Agreement.

(c)                        Notwithstanding anything to the contrary herein, the Term Representatives and the other Term Secured Parties agree that the ABL Secured Parties shall have the right to credit bid under Section 363(k) of the Bankruptcy Code with respect to any disposition of ABL Priority Collateral, and the ABL Agent and the other ABL Secured Parties agree that the Term Secured Parties shall have the right to credit bid under Section 363(k) of the Bankruptcy Code with respect to any disposition of Term Priority Collateral; provided, that, the Representatives and the other Secured Parties shall not be deemed to have agreed to any credit bid in connection with the disposition of Collateral consisting of both Term Priority Collateral and ABL Priority Collateral.  Each Term Representative, for itself and on behalf of the other Term Secured Parties, agrees that, so long as the Discharge of ABL Obligations has not occurred, no Term Secured Party shall, without the prior written consent of the ABL Agent, credit bid under Section 363(k) of the Bankruptcy Code with respect to any ABL Priority Collateral.  The ABL Agent, for itself and on behalf of the other ABL Secured Parties, agrees that, so long as the Discharge of Term Obligations has not occurred, no ABL Secured Party shall, without the prior written consent of the Designated Term Representative, credit bid under Section 363(k) of the Bankruptcy Code with respect to any Term Priority Collateral.

Section 6.10.  Reorganization Securities.  If, in any Insolvency or Liquidation Proceeding, debt obligations of any reorganized Grantor secured by Liens upon any property of such reorganized Grantor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the ABL Obligations and the Term Obligations, then, to the extent the debt obligations distributed on account of the ABL Obligations and on account of the Term Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

Section 6.11.  Section 1111(b) of the Bankruptcy Code.  Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, shall not object to, oppose, support any objection, or take any other action to impede, the right of any Senior Priority Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code with respect to any Collateral that constitutes Second Priority Collateral with respect to such Second Priority Representative and the Second Priority Secured Parties it represents.  Each Second Priority Representative, for itself and on behalf of each Second Priority Secured Party under its Second Priority Facility, waives any claim it may hereafter have against any senior claimholder arising out of the election by any Senior Priority Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code with respect to any Collateral that constitutes Second Priority Collateral with respect to such Second Priority Representative and the Second Priority Secured Parties it represents.

ARTICLE 7
RELIANCE; ETC.

Section 7.01.  Reliance.  All loans and other extensions of credit made or deemed made on and after the date hereof by the Secured Parties to Holdings, the Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement.  Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Facility, acknowledges that it and such Second Priority Secured Parties have, independently and without reliance on any Senior Priority Representative or other Senior Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and that it and such Secured Priority Parties will continue to make their own credit decisions in taking or not taking any action under the Second Priority Debt Documents or this Agreement.

Section 7.02.  No Warranties or Liability.  Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Facility, acknowledges and agrees that neither any Senior Priority Representative nor any other Senior Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Priority Debt Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.  The Senior Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Priority Debt Documents in accordance with applicable law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Representatives and the Second Priority Secured Parties have in the Collateral or otherwise, except as otherwise provided in this Agreement.  Neither any Senior Priority Representative nor any other Senior Priority Secured Party shall have any duty to any Second Priority Representative or Second Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with Holdings, the Borrower or any of their Subsidiaries (including the Second Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with.  Except as expressly set forth in this Agreement, the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranty, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Senior Priority Obligations, the Second Priority Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Collateral or (c) any other matter except as expressly set forth in this Agreement.

Section 7.03.  Obligations Unconditional.  All rights, interests, agreements and obligations of the Senior Priority Representatives, the Senior Priority Secured Parties, the Second Priority Representatives and the Second Priority Secured Parties hereunder shall remain in full force and effect irrespective of:

(a)                       any lack of validity or enforceability of any ABL Debt Document or any Term Debt Document;

(b)                       any change in the time, manner or place of payment of, or in any other terms of, all or any of the ABL Obligations or Term Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any ABL Debt Document or of the terms of any Term Debt Document;

(c)                        any exchange of any security interest in any Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the ABL Obligations or Term Obligations or any guarantee thereof;

(d)                       the commencement of any Insolvency or Liquidation Proceeding in respect of Holdings, the Borrower or any other Grantor; or

(e)                        any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) Holdings, the Borrower or any other Grantor in respect of the Senior Priority Obligations (other than the Discharge of Senior Priority Obligations subject to Sections 5.06 and 6.04 hereof) or (ii)any Second Priority Representative or Second Priority Secured Party in respect of this Agreement.

ARTICLE 8
MISCELLANEOUS

Section 8.01.  Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Debt Document or any Term Debt Document, the provisions of this Agreement shall govern.  Notwithstanding the foregoing, the relative rights and obligations of the Term

Representatives and the Term Secured Parties (as amongst themselves) with respect to any Collateral shall be governed by the terms of the Term Intercreditor Agreement, and in the event of any conflict between the Term Intercreditor Agreement and this Agreement with respect to such relative rights and obligations, the provisions of the applicable Term Intercreditor Agreement shall control.

Section 8.02.  Continuing Nature of this Agreement; Severability.  Subject to Section 6.04 hereof, this Agreement shall continue to be effective until the earlier of the Discharge of ABL Obligations or the Discharge of Term Obligations has occurred.  This is a continuing agreement of Lien subordination, and the Senior Priority Secured Parties may continue, at any time and without notice to the Second Priority Representatives or any Second Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of Holdings, the Borrower or any other Grantor constituting Senior Priority Obligations in reliance hereon.  The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8.03.  Amendments; Waivers.

(a)                       No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 8.03, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)                       This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility) and, in the case of any amendment affecting the rights of the Grantors, the Borrower.  Any such amendment, supplement or waiver shall be in writing and shall be binding upon the ABL Secured Parties and the Term Secured Parties and their respective successors and assigns.

(c)                        Notwithstanding the foregoing, without the consent of any Secured Party, any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 hereof and, upon such execution and delivery, such Representative and the ABL Secured Parties and ABL Obligations or Term Secured Parties and Term Obligations, as applicable, of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

Section 8.04.  Information Concerning Financial Condition of Holdings, the Borrower and the Subsidiaries.  The ABL Agent, the ABL Secured Parties, the Term Representatives and the Term Secured Parties shall each be responsible for keeping themselves informed of (a)the financial condition of Holdings, the Borrower and their Subsidiaries and all endorsers or guarantors of the ABL Obligations or the Term Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Term Obligations.  The ABL Agent, the ABL Secured Parties, the Term Representatives and the Term Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event that the ABL Agent, any ABL Secured Party, any Term Representative or any Term Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the ABL Agent, the ABL Secured Parties, the Term Representatives and the Term Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

Section 8.05.  Subrogation.  Each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Facility, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder in respect of Second Priority Collateral until the Discharge of Senior Priority Obligations has occurred.

Section 8.06.  Application of Payments.  Except as otherwise provided herein, all payments received by the Senior Priority Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Priority Obligations as the Senior Priority Secured Parties, in their sole discretion, deem appropriate and consistent with the terms of the Senior Priority Debt Documents.  Except as otherwise provided herein, each Second Priority Representative, on behalf of itself and each Second Priority Secured Party under its Second Priority Facility, assents to any such extension or postponement of the time of payment of the Senior Priority Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Collateral that may at any time secure any part of the Senior Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

Section 8.07.  Additional Grantors.  Each of Holdings and the Borrower agrees that, if any of their Subsidiaries shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering a Grantor Supplement.  Whether or not such instrument is executed and delivered, such Subsidiary shall be bound as a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the ABL Agent and the Designated Term Representative.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 8.08.  Dealings with Grantors.  Upon any application or demand by Holdings, the Borrower or any other Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), Holdings, the Borrower or such other Grantor, as appropriate, shall furnish to such Representative a certificate of a Responsible Officer (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

Section 8.09.  Additional Debt Facilities.  (a) To the extent, but only to the extent, permitted by the provisions of the then extant ABL Debt Documents and Term Debt Documents, the Borrower, Holdings or any other Grantor may incur or issue and sell one or more series or classes of Additional Term Debt.  Any such additional class or series of indebtedness may be secured by (x) Liens on the Term Priority Collateral that are senior to the Liens on the Term Priority Collateral securing the ABL Obligations and (y) Liens on the ABL Priority Collateral that are junior to the Liens on the ABL Priority Collateral securing the ABL Obligations, in each case under, and pursuant to, the relevant Term Collateral Documents for such Additional Term Debt, if and subject to the condition that the Term Representative of any such Additional Term Debt, acting on behalf of the holders of such Additional Term Debt, becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable, of the immediately succeeding paragraph.  In order for a Term Representative to become a party to this Agreement:

(i)                                     unless the Term Representative for the applicable indebtedness is already a Term Representative party to this Agreement, such Term Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II hereto (with such changes as may be reasonably approved by such Term Representative and each other Representative) pursuant to which it becomes a Representative hereunder, and the Additional Term Debt in respect of which such Term Representative is the Representative constitutes Additional Term Obligations, and the related Additional Term Secured Parties become subject hereto and bound hereby as Additional Term Secured Parties;

(ii)                                  the Borrower shall have delivered to the ABL Agent and each other Representative an Officer’s Certificate identifying the obligations to be designated as Additional Term Obligations and the initial aggregate principal amount or face amount thereof and certifying that such obligations are permitted to be incurred and secured under each of the then extant ABL Debt Documents and Term Debt Documents and if requested, true and complete copies of each of the Term Debt Documents relating to such Additional Term Debt, certified as being true and correct by an Authorized Officer of the Borrower; and

(iii)                               the Term Debt Documents relating to such Additional Term Debt shall provide, or shall be amended to provide, that each Additional Term Secured Party with respect to such Additional Term Debt will be subject to, and bound by, the provisions of this Agreement in its capacity as a holder of such Additional Term Debt.

(b)                       To the extent, but only to the extent, permitted by the provisions of the then extant ABL Debt Documents and Term Debt Documents, the Borrower, Holdings or any other Grantor may refinance the ABL Credit Agreement pursuant to a Permitted Refinancing thereof, with indebtedness constituting ABL Obligations hereunder.  Any such indebtedness may be secured by Liens on the Collateral having the same priority as the Liens securing the ABL Obligations under, and pursuant to, the relevant ABL Collateral Documents for such indebtedness, if and subject to the condition that the ABL Agent of any such indebtedness, acting on behalf of the holders of such indebtedness, becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable, of the immediately succeeding paragraph.  In order for an ABL Agent to become a party to this Agreement:

(i)                                     such ABL Agent shall have executed and delivered a Joinder Agreement substantially in the form of Annex II hereto (with such changes as may be reasonably approved by such ABL Agent and each other Representative) pursuant to which it becomes a Representative hereunder, and the indebtedness in respect of which such ABL Agent is the Representative constitutes ABL Obligations, and the holders of such indebtedness become subject hereto and bound hereby as the ABL Secured Parties are subject hereto, and bound hereby;

(ii)                                  the Borrower shall have delivered to each other Representative an Officer’s Certificate identifying the obligations to be designated as ABL Obligations and the initial aggregate principal amount or face amount thereof and certifying that such obligations are permitted to be incurred and secured under each of the then extant ABL Debt Documents and Term Debt Documents and if requested, true and complete copies of each of the ABL Debt Documents relating to such indebtedness, certified as being true and correct by an Authorized Officer of the Borrower; and

(iii)                               the ABL Documents relating to such indebtedness shall provide, or shall be amended to provide, that each secured party with respect to such indebtedness will be subject to, and bound by, the provisions of this Agreement in its capacity as a holder of such indebtedness.

Section 8.10.  Notices.  All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(a)                       if to Holdings, the Borrower or any other Grantor addressed, to the Borrower, at its address at: 1825 Fellowship Road P.O. Box 1528, Tucker, Georgia 30085-1528, Attention of Alan Adams, Chief Financial Officer, Telecopy 770-491-9487;

(b)                       if to the ABL Agent, to it at:  Wells Fargo Bank, N.A., One Boston Place, Boston, Massachusetts 02108, Attention:  Portfolio Manager - GMS, Telecopy: (617) 356-4009;

(c)                        if to an Initial Term Agent, to it at:  Credit Suisse AG, Eleven Madison Avenue., 23rd Floor, New York, NY 10010, Attention of Agency Manager, Telecopy 212-322-2291;

(d)                       if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 8.09 hereof.

Unless otherwise specifically provided herein, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.10 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8.10. For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

Section 8.11.  Further Assurances.  The ABL Agent, on behalf of itself and each ABL Secured Party, each Term Representative, on behalf of itself, and each Term Secured Party under its Term Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

Section 8.12.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)                        EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY SENIOR PRIORITY REPRESENTATIVE, SENIOR PRIORITY SECURED PARTY, SECOND PRIORITY REPRESENTATIVE OR SECOND PRIORITY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST HOLDINGS, THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)                         EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO

THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)                        EACH PARTY HERETO IRREVOCABLY AGREES THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) POSTAGE PREPAID TO SUCH PERSON (OR ITS REPRESENTATIVE) AT THE ADDRESS REFERRED TO IN SECTION 8.10. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)                         EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.12(E) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 8.13.  Binding on Successors and Assigns.  This Agreement shall be binding upon the ABL Agent, the ABL Secured Parties, the Term Representatives, the Term Secured Parties, Holdings, the Borrower, the other Grantors party hereto and their respective successors and assigns.

Section 8.14.  Section Titles.  The section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

Section 8.15.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

Section 8.16.  Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.  The ABL Agent represents and warrants that this Agreement is binding upon the ABL Secured Parties.  The Initial First Lien Term Agent represents and warrants that this Agreement is binding upon the Initial First Lien Term Secured Parties.  The Initial Second Lien Term Agent represents and warrants that this Agreement is binding upon the Initial Second Lien Term Secured Parties.

Section 8.17.  No Third Party Beneficiaries; Successors and Assigns.  The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the ABL Agent, the ABL Secured Parties, the Term Representatives and the Term Secured Parties, and their respective permitted successors and assigns, and no other Person (including Holdings, the Borrower or the other Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights.

Section 8.18.  Effectiveness.  This Agreement shall become effective when executed and delivered by each of the parties hereto.

Section 8.19.  Administrative Agent And Representative.  It is understood and agreed that (a) the ABL Agent is entering into this Agreement in its capacity as administrative agent and collateral agent under the ABL Credit Agreement and the provisions of Article IX of the ABL Credit Agreement applicable to the Agents (as defined therein) thereunder shall also apply to the ABL Agent hereunder, (b) the Initial First Lien Term Agent is entering into this Agreement in its capacity as administrative agent and collateral agent under the First Lien Credit Agreement and the provisions of Article IX of the First Lien Credit Agreement applicable to the Agents (as defined therein) thereunder shall also apply to the Initial First Lien Term Agent hereunder and (c) the Initial Second Lien Term Agent is entering into this Agreement in its capacity as administrative agent and collateral agent under the Second Lien Credit Agreement and the provisions of Article IX of the Second Lien Credit Agreement applicable to the Agents (as defined therein) thereunder shall also apply to the Initial Second Lien Term Agent hereunder

Section 8.20.  Survival of Agreement.  All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WELLS FARGO BANK, N.A., as Representative for the ABL Secured Parties

By:	/s/ Jennifer Avrigan
Name: Jennifer Avrigan
Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Representative for the Initial First Lien Term Secured Parties,

By:	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By:	/s/ Michael D'onofrio
Name: Michael D'onofrio
Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Representative for the Initial Second Lien Term Secured Parties

By:	/s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory

By:	/s/ Michael D'onofrio
Name: Michael D'onofrio
Title: Authorized Signatory

[Signature Page to ABL/Term Intercreditor Agreement]

[Signature Page to ABL/Term Intercreditor Agreement]

GYP HOLDINGS III CORP.

By:	/s/ Justin de La Chapelle
Name: Justin de La Chapelle
Title: Vice President and Assistant Secretary

GYP HOLDINGS II CORP.

By:	/s/ Justin de La Chapelle
Name: Justin de La Chapelle
Title: Vice President and Assistant Secretary

GYPSUM MANAGEMENT AND SUPPLY, INC., as Grantor

By:	/s/ G. Michael Callahan, Jr.
Name: G. Michael Callahan, Jr.
Title: President

[Signature Page to ABL/Term Intercreditor Agreement]

1.              Capitol Building Supply, Inc.

2.              Capitol Interior Products, Inc.

3.              Capitol Materials of Savannah, Inc.

4.              Capitol Materials, Incorporated

5.              Carter Hardware Company

6.              Chaparral Materials, Inc.

7.              Cherokee Building Materials of OKC, Inc.

8.              Cherokee Building Materials, Inc.

9.              Coastal Interior Products, Inc.

10.       Colonial Materials of Fayetteville, Inc.

11.       Colonial Materials, Inc.

12.       Commercial Interior Products, Inc.

13.       Commonwealth Building Materials, Inc.

14.       Cowtown Materials, Inc.

15.       Eastex Materials, Inc.

16.       Gator Gypsum, Inc.

17.       GMS Strategic Solutions, Inc.

18.       GTS Drywall Supply Company

19.       Hill Country Materials, Inc.

20.       Lone Star Materials, Inc.

21.       Longhorn Building Materials, Inc.

22.       Missouri Drywall Supply, Inc.

23.       Pioneer Materials West, Inc.

24.       Pioneer Materials, Inc.

25.       Rio Grande Building Materials, Inc.

26.       Rocket Installation, Inc.

27.       Rocky Top Materials, Inc.

28.       State Line Building Supply, Inc.

29.       Sun Valley Interior Supply, Inc.

30.       Tamarack Materials Dakota, Inc.

31.       Tamarack Materials Northland, Inc.

32.       Tamarack Materials of Rochester, Inc.

33.       Tamarack Materials, Inc.

34.       Tejas Materials, Inc.

35.       Tool Source Warehouse, Inc.

36.       Tucker Acoustical Products, Inc.

37.       Tucker Materials of Columbia, Inc.

38.       Tucker Materials of Myrtle Beach, Inc.

39.       Tucker Materials, Inc.

40.       Wildcat Materials, Inc.

By:	/s/ G. Michael Callahan, Jr.
	Name:	G. Michael Callahan, Jr.
	Title:	Vice President

[Signature Page to the ABL/Term Intrecreditor Agreeement]

SCHEDULE I

Grantors

1.              GYP Holdings II Corp.

2.              GYP Holdings III Corp.

3.              Capitol Building Supply, Inc.

4.              Capitol Interior Products, Inc.

5.              Capitol Materials of Savannah, Inc.

6.              Capitol Materials, Incorporated

7.              Carter Hardware Company

8.              Chaparral Materials, Inc.

9.              Cherokee Building Materials of OKC, Inc.

10.       Cherokee Building Materials, Inc.

11.       Coastal Interior Products, Inc.

12.       Colonial Materials of Fayetteville, Inc.

13.       Colonial Materials, Inc.

14.       Commercial Interior Products, Inc.

15.       Commonwealth Building Materials, Inc.

16.       Cowtown Materials, Inc.

17.       Eastex Materials, Inc.

18.       Gator Gypsum, Inc.

19.       GMS Strategic Solutions, Inc.

20.       GTS Drywall Supply Company

21.       Gypsum Management and Supply, Inc.

22.       Hill Country Materials, Inc.

23.       Lone Star Materials, Inc.

24.       Longhorn Building Materials, Inc.

25.       Missouri Drywall Supply, Inc.

26.       Pioneer Materials West, Inc.

27.       Pioneer Materials, Inc.

28.       Rio Grande Building Materials, Inc.

29.       Rocket Installation, Inc.

30.       Rocky Top Materials, Inc.

31.       State Line Building Supply, Inc.

32.       Sun Valley Interior Supply, Inc.

33.       Tamarack Materials Dakota, Inc.

34.       Tamarack Materials Northland, Inc.

35.       Tamarack Materials of Rochester, Inc.

36.       Tamarack Materials, Inc.

37.       Tejas Materials, Inc.

38.       Tool Source Warehouse, Inc.

39.       Tucker Acoustical Products, Inc.

40.       Tucker Materials of Columbia, Inc.

41.       Tucker Materials of Myrtle Beach, Inc.

42.       Tucker Materials, Inc.

43.       Wildcat Materials, Inc.

ANNEX I

[FORM OF] SUPPLEMENT NO. [ ] dated as of [        ], 20[ ], to the ABL/TERM INTERCREDITOR AGREEMENT dated as of April 1, 2014 (the “ABL/Term Intercreditor Agreement”), among GYP HOLDINGS III CORP., a Delaware corporation (the “Borrower”), GYP HOLDINGS II CORP., a Delaware corporation (“Holdings”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), CREDIT SUISSE AG, as Representative for the Initial First Lien Term Secured Parties, CREDIT SUISSE AG, as Representative for the Initial Second Lien Term Secured Parties, WELLS FARGO BANK, N.A., as Representative for the ABL Secured Parties, and the additional Representatives from time to time party thereto.

A.                                    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the ABL/Term Intercreditor Agreement.

B.                                    The Grantors have entered into the ABL/Term Intercreditor Agreement.  Pursuant to certain ABL Debt Documents and certain Term Debt Documents, certain newly acquired or organized Subsidiaries of the Borrower are required to enter into the ABL/Term Intercreditor Agreement.  Section 8.07 of the ABL/Term Intercreditor Agreement provides that such Subsidiaries may become party to the ABL/Term Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the ABL Debt Documents and the Term Debt Documents.

Accordingly, the ABL Agent, each other Representative and the New Grantor agree as follows:

Section 1.  In accordance with Section 8.07 of the ABL/Term Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the ABL/Term Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the ABL/Term Intercreditor Agreement applicable to it as a Grantor thereunder.  Each reference to a “Grantor” in the ABL/Term Intercreditor Agreement shall be deemed to include the New Grantor.  The ABL/Term Intercreditor Agreement is hereby incorporated herein by reference.

Section 2.  The New Grantor represents and warrants to the ABL Agent, each other Representative and each other Secured Party that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 3.  This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when executed and delivered by the parties hereto.  Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

Section 4.  Except as expressly supplemented hereby, the ABL/Term Intercreditor Agreement shall remain in full force and effect.

Section 5.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the ABL/Term Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.  All communications and notices hereunder shall be in writing and given as provided in Section 8.10 of the ABL/Term Intercreditor Agreement.  All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower as specified in the ABL/Term Intercreditor Agreement.

Section 8.  The Borrower agrees to reimburse the ABL Agent and each other Representative for their respective reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for such Representatives.

IN WITNESS WHEREOF, the New Grantor, the ABL Agent and each other Representative have duly executed this Supplement to the ABL/Term Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR],

By:
Name:
Title:

Acknowledged by:

WELLS FARGO BANK, N.A., as Representative for the ABL Secured Parties,

By:
Name:
Title:

CREDIT SUISSE AG, as Representative for the Initial First Lien Term Secured Parties,

By:
Name:
Title:

By:
Name:
Title:

CREDIT SUISSE AG, as Representative for the Initial Second Lien Term Secured Parties

By:
Name:
Title:

By:
Name:
Title:

ANNEX II

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [  ] dated as of [      ], 201[  ] to the ABL/TERM INTERCREDITOR AGREEMENT dated as of April 1, 2014 (the “Intercreditor Agreement”), among GYP HOLDINGS III CORP., a Delaware corporation (the “Borrower”), GYP HOLDINGS II CORP., a Delaware corporation (“Holdings”), certain subsidiaries and affiliates of the Borrower (each a “Grantor”), CREDIT SUISSE AG, as Representative for the Initial First Lien Term Secured Parties, CREDIT SUISSE AG, as Representative for the Initial Second Lien Term Secured Parties, WELLS FARGO BANK, N.A., as Representative for the ABL Secured Parties, and the additional Representatives from time to time party thereto.

A.                                    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the ABL/Term Intercreditor Agreement.

B.                                    As a condition to the ability of the Borrower, Holdings or any other Grantor to [incur Additional Term Debt] [refinance the ABL Credit Agreement] after the date of the ABL/Term Intercreditor Agreement and to secure [such Additional Term Debt] [Permitted Refinancing of the ABL Credit Agreement] with a Lien on the Collateral, in each case under and pursuant to the Collateral Documents relating thereto, [the Term Representative in respect of such Additional Term Debt] [the ABL Agent in respect of such indebtedness] is required, unless such [Term Representative] [ABL Agent] is already a Representative party to this Agreement, to become a Representative under, and such [Additional Term Debt and the Additional Term Secured Parties] [indebtedness and holders of such indebtedness] in respect thereof are required to become subject to and bound by, the ABL/Term Intercreditor Agreement.  Section 8.09 of the ABL/Term Intercreditor Agreement provides that such [Term Representative] [ABL Agent] may become a Representative under, and such [Additional Term Debt and such Additional Term Secured Parties] [indebtedness and holders of such indebtedness] may become subject to and bound by, the ABL/Term Intercreditor Agreement as [Term Obligations and Term Secured Parties] [ABL Obligations and ABL Secured Parties], respectively, pursuant to the execution and delivery by the applicable [Term Representative] [ABL Agent] of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the ABL/Term Intercreditor Agreement.  The undersigned [Term Representative] [ABL Agent] (the “New Representative”) is executing this Supplement in accordance with the requirements of the ABL Debt Documents and the Term Debt Documents.

Accordingly, the ABL Agent, each other Representative and the New Representative agree as follows:

Section 1.  In accordance with Section 8.09 of the ABL/Term Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related [Additional Term Debt and Additional Term Secured Parties] [indebtedness and holders of such indebtedness] become subject to and bound by, the ABL/Term Intercreditor Agreement as [Term Obligations and Term Secured Parties] [ABL Obligations and ABL Secured Parties], respectively, with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such [Additional Term Secured Parties] [holders of such indebtedness], hereby agrees to all the terms and provisions of the ABL/Term Intercreditor Agreement applicable to it as [a Term Representative and to the Additional Term Secured Parties that it represents as Term Secured Parties] [an ABL Agent and to the holders of the indebtedness it represents as ABL Secured Parties].  Each reference to a [“Term Representative”] [“ABL Agent”] or “Representative” in the ABL/Term Intercreditor Agreement shall be deemed to include the New Representative.  The ABL/Term Intercreditor Agreement is hereby incorporated herein by reference.

Section 2.  The New Representative represents and warrants to the ABL Agent, the other Representatives and the other Secured Parties that (a) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (b) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (c) the loan documents relating to such [Additional Term Debt] [indebtedness] provide that, upon the New Representative’s entry into this Agreement, the [Additional Term Secured Parties] [holders of such indebtedness] in respect of such Additional Term Debt will be subject to and bound by the provisions of the ABL/Term Intercreditor Agreement as [Term Secured Parties] [ABL Secured Parties].

Section 3.  This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Representative Supplement shall become effective when executed and delivered by the parties hereto.  Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

Section 4.  Except as expressly supplemented hereby, the ABL/Term Intercreditor Agreement shall remain in full force and effect.

SECTION 5.  THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.  In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the ABL/Term Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.  All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the ABL/Term Intercreditor Agreement.  All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

Section 8.  The Borrower agrees to reimburse the ABL Agent and each other Representative for their respective reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for such Person as required by the applicable ABL Debt Documents or Term Debt Documents, as applicable.

IN WITNESS WHEREOF, the New Representative, the ABL Agent and each other Representative have duly executed this Representative Supplement to the ABL/Term Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

Attention of:
Telecopy:

WELLS FARGO BANK, N.A., as Representative for the ABL Secured Parties,

By:
Name:
Title:

CREDIT SUISSE AG, as Representative for the Initial First Lien Term Secured Parties,

By:
Name:
Title:

By:
Name:
Title:

CREDIT SUISSE AG, as Representative for the Initial Second Lien Term Secured Parties,

By:
Name:
Title:

By:
Name:
Title:

Acknowledged by:

GYP HOLDINGS III CORP.

By:
Name:
Title:

GYP HOLDINGS II CORP.

By:
Name:
Title:

THE GRANTORS LISTED ON SCHEDULE I HERETO,

By:
Name:
Title:

Schedule I to the
Representative Supplement to the
ABL/Term Intercreditor Agreement

Grantors

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